Exhibit 10.9

CONTRACT OF SALE

THIS CONTRACT OF SALE (this “Agreement”) is made and entered into as of the 28th day of July, 2010, by and between RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company (“Pinole”), and FREMONT BAYSIDE INDUSTRIAL, LLC, a Delaware limited liability company (“Fremont”), each having an address do Sares Regis Group, 18802 Bardeen Avenue, Irvine, California 92612 (individually, a “Seller”, and collectively, the “Sellers”) and lIT ACQUISITIONS LLC, a Delaware limited liability company, having an address at 518 17th Street, 17th Floor, Denver, Colorado 80202 (“Purchaser”). Reference to the “Applicable Seller” with respect to a particular “Project Asset” (as defined below) shall mean the Seller that owns such Project Asset.

W I T N E S S E T H:

A.	Sellers are the owners of each of the “Project Assets,” (which, as used herein, means the “Fremont Assets” and the “Pinole Point Assets” (each as described below).

(i)	Fremont. “Fremont Assets” means collectively, (a) the land described in Exhibit A-1 attached hereto (collectively, the “Fremont Land”), (b) the buildings, improvements, and structures located upon the Fremont Land (collectively, the “Fremont Improvements”), (c) all other easements and rights appurtenant to the Fremont Land, together with any and all mineral and mineral rights, oil and gas and oil and gas rights, other hydrocarbon substances and rights, water and water rights, and wells, well rights and well permits pertaining to or benefiting the Fremont Land or the Fremont Improvements, if any (collectively, the “Fremont Appurtenant Rights”, and together with the Fremont Land and the Fremont Improvements, the “Fremont Real Property”), (d) all right, title and interest of Fremont in, to and under the “Leases” (as hereinafter defined) of the Fremont Real Property and, to the extent assignable, the “Contracts” (as hereinafter defined) relating to the Fremont Assets, (e) all right, title and interest of Fremont, if any, in and to the fixtures, equipment and other tangible personal property attached, related or appurtenant to the Fremont Real Property (collectively, the “Fremont Personal Property”) and (f) to the extent assignable without consent or payment of any kind, all right, title and interest of Fremont in, to and under any governmental permits, licenses and approvals, warranties and guarantees that Fremont has received in connection with any work or services performed with respect to or equipment installed in, the Fremont Improvements, and all right, title and interest of Fremont to trade names and trademarks used in connection with the ownership, operation, use or occupancy of the Fremont Real Property (collectively, the “Fremont Intangible Property”, and together with the Fremont Real Property, the applicable Leases, the applicable Contracts, and the Fremont Personal Property, the “Fremont Property”). The Applicable Seller of the Fremont Property is Fremont.

(ii)	Pinole Point. “Pinole Point Assets” means collectively, (a) the land described in Exhibit A-2 attached hereto (collectively, the “Pinole Point Land”), (b) the buildings, improvements, and structures located upon the Pinole Point Land (collectively, the “Pinole Point Improvements”), (c) all other easements and rights appurtenant to the Pinole Point Land, together with any and all mineral and mineral rights, oil and gas and oil and gas rights, other hydrocarbon substances and rights, water and water rights, and wells, well rights and well permits pertaining to or benefiting the Pinole Point Land or the Pinole Point Improvements, if any (collectively, the “Pinole Point Appurtenant Rights”, and together with the Pinole Point Land and the Pinole Point Improvements, the “Pinole Point Real Property”), (d) all right, title and interest of Pinole in, to and under the “Leases” (as hereinafter defined) of the Pinole Point Real Property and, to the extent assignable, the “Contracts” (as hereinafter defined) relating to the Pinole Point Assets, (e) all right, title and interest of Pinole, if any, in and to the fixtures, equipment and other tangible personal property owned by Pinole and attached, related or appurtenant to the Pinole Point Real Property (collectively, the “Pinole Point Personal Property”) and (f) to the extent assignable without consent or payment of any kind, all right, title and interest of Pinole in, to and under any governmental permits, licenses and approvals, warranties and guarantees that Pinole has received in connection with any work or services performed with respect to or equipment installed in, the Pinole Point Improvements, and all right, title and interest of Pinole Point to trade names and trademarks used in connection with the ownership, operation, use or occupancy of the Pinole Point Real Property (collectively, the “Pinole Point Intangible Property”, and together with the Pinole Point Real Property, the applicable Leases, the applicable Contracts, and the Pinole Point Personal Property, the “Pinole Point Property”). The Applicable Seller of the Pinole Point Property is Pinole. Reference to the “Applicable Real Property” with respect to a particular Project Asset shall mean either the Fremont Real Property or the Pinole Point Real Property, as applicable, and any reference to the “Applicable Improvements” shall mean either the Fremont Improvements or the Pinole Point Improvements, as applicable.

B.	Purchaser acknowledges that, except as expressly set forth in this Agreement or in any other documents or instruments delivered in connection herewith, the Project Assets are being sold on an “AS IS”, “WHERE IS”, and “WITH ALL FAULTS” basis on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Purchase and Sale. Upon the terms and conditions hereinafter set forth, Sellers shall sell to Purchaser, and Purchaser shall purchase from Sellers, the Project Assets.

2. Certain Defined Terms.

2.1 “Additional Deposit” shall mean the sum of Three Hundred Thousand Dollars ($300,000), together with all interest thereon.

2.2 “Due Diligence Period” shall mean the period commencing upon the date hereof and continuing through and including 5:00 p.m. (Pacific time) on August 20, 2010.

2.3 “Initial Deposit” shall mean the sum of Three Hundred Thousand Dollars ($300,000), together with all interest thereon.

2.4 “Purchase Price” shall mean the sum of Sixty Million Dollars ($60,000,000).

2.5 “Scheduled Closing Date” shall mean August 31, 2010.

3. Payment of Purchase Price. The Purchase Price shall be paid to Sellers by Purchaser as follows:

3.1 Deposits.

3.1.1 Initial Deposit. Within one (1) “Business Day” (as hereinafter defined) after the date this Agreement is executed by Sellers and Purchaser, Purchaser shall deposit with First American Title Insurance Company (in its capacity as escrow agent, “Escrowee”), by wire transfer of immediately available federal funds to an account designated by Escrowee (the “Escrow Account”), the Initial Deposit, which Initial Deposit shall be held by Escrowee pursuant to the escrow agreement (the “Escrow Agreement”) attached hereto as Exhibit L. If Purchaser shall fail to deposit the Initial Deposit with Escrowee within one (1) Business Day after the date this Agreement shall be executed and delivered by Sellers and Purchaser, then at Sellers’ election, this Agreement shall be null, void, ab initio and of no force or effect.

3.1.2 Additional Deposit. Not later than the expiration of the Due Diligence Period, Purchaser shall deposit with Escrowee, by wire transfer of immediately available federal funds to the Escrow Account, the Additional Deposit (which, together with the Initial Deposit, shall be referred to as the “Deposit”), which Additional Deposit shall be held by Escrowee in accordance with the terms and conditions of the Escrow Agreement. If Purchaser shall fail to timely deposit the Additional Deposit as required herein, then Escrowee shall promptly return the Initial Deposit to Purchaser, and this Agreement shall be automatically deemed terminated, and Sellers and Purchaser shall be released from further obligation or liability hereunder, except for those obligations and liabilities which, pursuant to the terms of this Agreement, expressly survive such termination (collectively, the “Surviving Obligations”).

3.2 Independent Consideration. A portion of the amount deposited by Purchaser pursuant to Section 3.1.1, in the amount of One Hundred Dollars ($100) (the “Independent Consideration”) shall be earned by Sellers upon execution and delivery of this Agreement by Sellers and Purchaser. The Independent Consideration represents adequate bargained for consideration for Sellers’ execution and delivery of this Agreement and

Purchaser’s right to have inspected the Project Assets pursuant to the terms hereof. The Independent Consideration is in addition to and independent of any other consideration or payment provided for herein and is nonrefundable in all events. The Independent Consideration shall be released to Sellers three (3) Business Days after the mutual execution and delivery of this Agreement. If the “Closing” (as hereinafter defined) occurs, then Purchaser shall receive a credit at Closing in the amount of the Independent Consideration.

3.3 Closing Payment. The Purchase Price, as adjusted by the application of the Deposit and by the prorations and credits specified herein, shall be paid by Purchaser, by wire transfer of immediately available federal funds to the Escrow Account on the “Closing Date” (as hereinafter defined) (the amount being paid under this Section 3.3 being herein called the “Closing Payment”).

3.4 Allocation of Purchase Price. The Purchase Price shall be allocated between each of the Project Assets as set forth below. Within ten (10) days after the mutual execution and delivery of this Agreement, Sellers shall prepare an allocation among the real property, tangible personal property and intangible property related to each Project Asset, which allocation shall be based on Sellers’ good faith determination of the proper value ascribed to each Project Asset and the property associated therewith, which allocation shall be subject to Purchaser’s consent, not to be unreasonably withheld or delayed.

•	Fremont Assets: $22,750,000.

•	Pinole Point Assets: $37,250,000.

4. Title Matters; Due Diligence Review; Estoppel Certificates; Conditions Precedent.

4.1 Title Matters.

4.1.1 Title to the Project Assets.

(a) As a condition to the Closing, First American Title Insurance Company (in its capacity as title insurer, the “Title Company”) shall have committed to insure Purchaser as the fee owner of the Applicable Real Property in the allocated amount of the Purchase Price to the Applicable Real Property associated with each Project Asset by issuance of a CLTA Form 2006 extended coverage owner’s title insurance policy (the “Owner’s Policy”), with an effective date not earlier than the Closing Date, and in the standard form issued by the Title Company in the State of California, subject only to the “Permitted Exceptions” (as hereinafter defined). It is understood that Purchaser may request a number of endorsements to the Owner’s Policies. Purchaser shall satisfy itself prior to the expiration of the Due Diligence Period that the Title Company will be willing to issue such endorsements at Closing, however, the issuance of such endorsements shall not be a condition to Closing for Purchaser’s benefit. Sellers shall execute the Title Company’s so-called customary “Owner’s Affidavit” in connection with the issuance of the Owner’s Policies and Purchaser’s requested endorsements.

(b) With respect to each Project Asset, the Applicable Seller has delivered to Purchaser (i) a copy of a preliminary title report for an owner’s fee title insurance policy or policies with respect to the Applicable Real Property associated therewith, together with legible copies of each of the title exceptions noted therein (collectively, the “Title Commitments”) from the Title Company and (ii) a survey of the Applicable Real Property associated therewith (collectively, the “Surveys”). If any exceptions(s) to title to the Applicable Real Property should appear in the Title Commitments or the Surveys other than the “Permitted Exceptions” (as hereinafter defined) (such exception(s) being herein called, collectively, the “Unpermitted Exceptions”), subject to which Purchaser is unwilling to accept title, and Purchaser shall provide Sellers with written notice (the “Title Objection Notice”) thereof within fifteen (15) days after receipt of the Title Commitments and the Surveys (or within fifteen (15) days after the mutual execution and delivery of this Agreement, whichever is later), Sellers, in their sole and absolute discretion, may undertake to eliminate the same subject to the terms and conditions of this Section 4.1. Purchaser waives any right Purchaser may have to advance, as objections to title or as grounds for Purchaser’s refusal to close this transaction, any Unpermitted Exception of which Purchaser does not notify Sellers within such fifteen (15) day period unless (i) such Unpermitted Exception was first raised by the Title Company subsequent to the date of the applicable Title Commitment, and (ii) Purchaser shall notify Sellers of its objection to the same within five (5) days after the Title Company shall notify Purchaser of such Unpermitted Exception (failure to so notify Sellers shall be deemed to be a waiver by Purchaser of its right to raise such Unpermitted Exception as an objection to title or as a ground for Purchaser’s refusal to close the transaction contemplated by this Agreement). Notwithstanding anything to the contrary contained in this Agreement, Sellers, in their sole discretion, shall have the right, upon written notice to Purchaser at least two (2) days prior to the Scheduled Closing Date, to adjourn the Closing for up to thirty (30) days to cure any Unpermitted Exception, provided that Sellers shall notify Purchaser, in writing, within ten (10) days after receipt by Sellers of the Title Objection Notice, whether or not it will endeavor to eliminate any Unpermitted Exceptions (“Sellers Title Response”) and if Sellers fail to timely deliver Sellers Title Response, then Sellers shall be deemed to have elected not to cure any of the Unpermitted Exceptions. Notwithstanding the foregoing or anything to the contrary set forth herein, Sellers shall not under any circumstance be required or obligated to cause the cure or removal of any Unpermitted Exception including to bring any action or proceeding, to make any payments or otherwise to incur any expense in order to eliminate any Unpermitted Exception or to arrange for title insurance insuring against enforcement of such Unpermitted Exception against, or collection of the same out of, the Project Asset, notwithstanding that Sellers may have attempted to do so, or may have adjourned the Scheduled Closing Date for such purpose; provided, however, Sellers shall satisfy any mortgage or deed of trust or other monetary liens not created or suffered by Buyer or any “Purchaser Representative” (as hereinafter defined) that encumber the Applicable Real Property that can be satisfied with the payment of money (such liens, “Monetary Liens”) and if any such Monetary Liens are not so satisfied by Sellers, they shall be paid at the Closing out of the proceeds otherwise payable to Sellers.

(c) If Sellers are unable, elect not or are deemed to elect not to eliminate all Unpermitted Exceptions in accordance with the provisions of this Section 4.1 .1, or to arrange for affirmative title insurance or special endorsements insuring against enforcement of such Unpermitted Exceptions against, or collection of the same out of, the Project Asset (without special premium to Purchaser) (which affirmative title insurance or special endorsements shall be subject to Purchaser’s reasonable approval), and to convey title to the Applicable Real Property in accordance with the terms hereof on or before the Closing Date (whether or not the Closing is adjourned as provided in Section 4.1.1(b)), Sellers shall notify Purchaser that they are electing not to remove the same in Sellers’ Title Response, in which event Purchaser shall have the right, as its sole remedy for such election of Sellers, by delivery of written notice to Sellers within three (3) Business Days following receipt of notice from Sellers of its election not to remove such Unpermitted Exceptions, to either (i) terminate this Agreement by written notice delivered to Sellers (in which event Escrowee shall, provided that Purchaser is not otherwise in default of its obligations pursuant to this Agreement, return the Initial Deposit, and the Additional Deposit, to the extent deposited with Escrowee, to Purchaser and no party hereto shall have any further obligations in connection herewith except for the Surviving Obligations), or (ii) accept title to the Applicable Real Property subject to such Unpermitted Exception(s) without a reduction in, abatement of, or credit against, the Purchase Price. The failure of Purchaser to deliver timely any written notice of election under this Section 4.1.1(c) shall be conclusively deemed to be an election under clause (ii) above.

(d) If, on the Closing Date, there are any liens or encumbrances that Sellers are obligated to discharge under this Agreement, then Sellers shall have the right (but not the obligation) to either (i) arrange, at their cost and expense, for affirmative title insurance or special endorsements insuring against enforcement of such liens or encumbrances against, or collection of the same out of, the Project Assets, without special premium to Purchaser, provided that such affirmative title insurance or special endorsements are reasonably approved by Purchaser, or (ii) use any portion of the Purchase Price to pay and discharge the same, either by way of payment or by alternative manner reasonably satisfactory to the Title Company and Purchaser, and the same shall not be deemed to be Unpermitted Exceptions.

4.1.2 Permitted Exceptions to Title. The Applicable Real Property shall be sold and conveyed subject to the following exceptions to title (the “Permitted Exceptions”):

(a) any state of facts that an accurate survey may show;

(b) all laws, ordinances, rules and regulations of the United States, the State of California, or any agency, department, commission, bureau or instrumentality of any of the foregoing having jurisdiction over the Applicable Real Property (each, a “Governmental Authority”), as the same may now exist or may be hereafter modified, supplemented or promulgated;

(c) real estate taxes not yet due and payable;

(d) any exceptions that Purchaser shall have agreed or be deemed to have agreed to waive as an Unpermitted Exception;

(e) subject to Section 7.1.1(k), all violations of laws, ordinances, orders, requirements or regulations of any Governmental Authority applicable to the Applicable Real Property and existing on the Closing Date, whether or not noted in the records of or issued by any Governmental Authority;

(f) all utility easements of record which do not interfere with the present use of the Applicable Real Property and to which Purchaser has not objected as provided in Section 4.1.1(b) above; and

(g) the Amended and Restated Declaration of Covenants, Conditions and Restrictions for the Pinole Point Business Park – Phases I and II, to be recorded against the Pinole Point Real Property in substantially the form provided to Purchaser as part of its due diligence review.

4.2 Due Diligence Reviews. Except for title and survey matters (which shall be governed by the provisions of Section 4.1 above), Purchaser shall have until the expiration of the Due Diligence Period to perform and complete all of Purchaser’s due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Project Assets, including the Leases and the Contracts, and all physical, environmental and compliance matters and conditions respecting the Project Assets (collectively, the “Investigations”), which Investigations shall at all times be subject to Purchaser’s compliance with the provisions of this Section 4.2. Prior to the execution of this Agreement, Sellers have provided Purchaser with access to its files at the property management offices of the Project Assets and have provided Purchaser or the Purchaser Representatives with the reports and documents specifically described on Schedule 4.2 attached hereto. During the Due Diligence Period, Sellers shall provide Purchaser with reasonable access to each Project Asset upon reasonable advance notice and shall also make available to Purchaser, at the offices of the property manager of each Project Asset, (i) copies of all Leases and all amendments, modifications, extensions or notices related thereto as described on Exhibit I attached hereto, (ii) copies of all Contracts and all amendments, modifications, extensions or notices related thereto as described on Exhibit J attached hereto, and (iii) such other documents, information and materials as generally listed on Schedule 4.2 attached hereto, to the extent such documents, information and materials are included in the files maintained in the property management offices of the Project Assets; provided, however, in no event shall Sellers be obligated to make available: (1) any document or correspondence which would be subject to the attorney-client privilege; (2) any document or item which Sellers are contractually or otherwise bound to keep confidential; (3) any documents pertaining to the marketing of the Project Assets for sale to prospective purchasers; (4) any internal memoranda, reports or assessments relating to the Project Assets (other than memoranda, reports or assessments prepared by third parties); or (5) appraisals of the Project Assets whether prepared internally by Sellers or their affiliates or externally (collectively, “Confidential Information”). Any entry upon the Project Assets and all Investigations shall be done in a commercially reasonable manner and in accordance with the provisions of this Agreement, shall be made or performed during normal business hours and at the sole risk and expense of Purchaser, and shall not unreasonably interfere with the activities on or about the Project Assets, the tenants and their employees and invitees.

In no event shall Purchaser or Purchaser’s Representatives, without the prior written consent of Sellers: (x) make any intrusive physical or air testing (environmental, structural or otherwise) at the Project Assets (such as soil borings, indoor air samples, water samplings or the like) and/or (y) contact any tenant of the Project Assets, except for tenant interviews; provided, however, that Purchaser shall notify Sellers of those tenants which Purchaser desires to interview, Sellers or their agent(s) shall schedule such tenant interviews, and

Sellers or their agent(s) shall have the right to be present at the tenant interview (Purchaser acknowledges that Purchaser shall have no right to directly notify any tenant of an interview request, and that such interview requests shall be directed to Sellers, who shall, or shall direct its agent(s) to, schedule such tenant interviews).

Without limitation on the foregoing, in connection with any testing or Investigations permitted hereunder or authorized by Sellers, Purchaser shall:

(a) promptly repair any damage to the Project Assets resulting from any such Investigations and replace, refill and regrade any holes made in, or excavations of, any portion of the Project Assets used for such Investigations so that the Project Assets shall be in substantially the same condition that it existed in prior to such Investigations; provided, however, that Purchaser shall have no liability for and no obligation to repair any damages to the extent arising from or related to (i) any gross negligence or willful misconduct of Sellers or any tenant occupying space at the Project Assets, (ii) any diminution in value in the Project Assets arising from, or related to, matters discovered by Purchaser or Purchaser’s Representatives during the Investigations (except to the extent Purchaser or Purchaser’s Representatives exacerbated such matters), (iii) any latent defects in the Project Assets discovered by Purchaser or Purchaser’s Representatives, and (iv) any “Hazardous Materials” (as hereinafter defined) or regulated substances which are discovered (but not deposited or spread) in, on, under or about the Project Assets by Purchaser or Purchaser’s Representatives (the “Purchaser Liability Exceptions”). As used herein, “Hazardous Materials” means any material, waste, chemical, compound, substance, mixture, or byproduct that is identified, defined, designated, listed, restricted or otherwise regulated under environmental laws as a “hazardous constituent,” “hazardous substance,” “hazardous material,” “extremely hazardous material,” “hazardous waste,” “acutely hazardous waste,” “hazardous waste constituent,” “infectious waste,” “medical waste,” “biohazardous waste,” “extremely hazardous waste,” pollutant,” “toxic pollutant,” or “contaminant,” or any other formulation intended to classify substances by reason of properties that are deleterious to the environment, natural resources or public health or safety including, without limitation, ignitability, corrosiveness, reactivity, carcinogenicity, toxicity, and reproductive toxicity.

(b) fully comply with all laws applicable to the Investigations and all other activities undertaken in connection therewith;

(c) permit Sellers to have a representative present during all Investigations undertaken hereunder;

(d) take all actions and implement all protections necessary to ensure that the Investigations and the equipment, materials, and substances generated, used or brought onto the Project Assets in connection with the Investigations, pose no threat to the safety or health of persons or the environment, and cause no damage to the Project Assets or other property of Sellers or other persons;

(e) if this Agreement terminates prior to Closing (other than due to a Seller default), furnish to Sellers, at no cost or expense to Sellers, copies of all surveys, soil test results, engineering, asbestos, environmental and other studies and reports (other than internal analysis and proprietary information of Purchaser) relating to the Investigations which Purchaser shall obtain with respect to the Project Assets promptly after Purchaser’s receipt of same, all without representation or warranty;

(f) maintain or cause to be maintained, at Purchaser’s expense, a policy of commercial general liability insurance with coverages of not less than $1,000,000.00 for injury or death to any one person and $2,000,000.00 for injury or death to more than one person and $1,000,000.00 with respect to property damage, and worker’s compensation insurance for its employees. The requirement to carry the insurance specified in the preceding sentence may be satisfied through Purchaser’s or its affiliates’ blanket or umbrella insurance policies. Purchaser’s commercial general liability policy shall include Sellers, J.P. Morgan Investment Management Inc., and JPMorgan Chase Bank, N.A., as additional insureds;

(g) not permit the Investigations or any other activities undertaken by Purchaser or Purchaser’s Representatives to result in any liens, judgments or other encumbrances being filed or recorded against the Project Assets, and Purchaser shall, at its sole cost and expense, immediately discharge of record any such liens or encumbrances that are so filed or recorded (including, without limitation, liens for services, labor or materials furnished); and

(h) indemnify Sellers and any agent, advisor, representative, affiliate, employee, director, partner, member, beneficiary, investor, servant, shareholder, trustee or other person or entity acting on their behalf or otherwise related to or affiliated with Sellers (collectively, “Seller Related Parties”) and hold harmless Sellers and all Seller Related Parties from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) (collectively, “Claims”), suffered or incurred by Sellers or any Seller Related Party and arising out of or in connection with (i) Purchaser’s and/or Purchaser’s Representatives’ entry upon the Project Assets, (ii) any Investigations or other testing activities conducted on the Project Assets by Purchaser or Purchaser’s Representatives, (iii) any liens or encumbrances filed or recorded against the Project Assets as a consequence of the Investigations or (iv) any and all other activities undertaken by Purchaser or Purchaser’s Representatives in connection with the Investigations or with Purchaser’s or Purchaser’s Representatives entry on the Project Assets. The foregoing indemnity shall not include any Claims to the extent arising from the Purchaser Liability Exceptions.

The provisions of this Section 4.2 shall survive the Closing or a termination of this Agreement.

4.2.1 Project Assets Information and Confidentiality. All “Information” (as hereinafter defined) provided to Purchaser shall be subject to the following terms and conditions:

(a) Any information provided or to be provided with respect to the Project Assets is solely for Purchaser’s and Purchaser Representatives’ convenience and was or will be obtained from a variety of sources. Neither Sellers nor any Seller Related Party has made any independent investigation or verification of such information and makes no (and expressly disclaims all) representations and warranties as to the truth, accuracy or completeness of the Information provided to Purchaser hereunder and expressly disclaims any implied representations as to any matter disclosed or omitted in the Information. Neither Sellers nor any Seller Related Party shall be liable for any mistakes, omissions, misrepresentations or any failure to investigate the Project Assets nor shall Sellers or any Seller Related Party be bound in any manner by any verbal or written statements, representations, appraisals, environmental assessment reports, or other information pertaining to the Project Assets or the operation thereof, except as expressly set forth in this Agreement or in any closing document delivered by Sellers.

(b) Prior to the Closing Date, except as set forth below, neither Purchaser nor Purchaser’s Representatives shall, at any time or in any manner, either directly or indirectly, divulge, disclose or communicate to any person, entity or association the Information, or any other knowledge or information acquired by Purchaser or Purchaser’s Representatives from Sellers, any Seller Related Party or by Purchaser’s own inspections and investigations, other than matters that were in the public domain at the time of receipt by Purchaser or Purchaser’s Representatives. Prior to the Closing Date, except as set forth below, without Sellers’ prior written consent, Purchaser shall not disclose and Purchaser shall direct Purchaser’s Representatives not to disclose to any person, entity or association or any of the terms, conditions or other facts with respect to this Agreement, including, without limitation, the status hereof, and shall not market or offer the Project Assets for sale. Notwithstanding the foregoing or anything else herein to the contrary, Purchaser may disclose such of the Information and its other reports, studies, documents and other matters generated by it and the terms of this Agreement (i) as required by law or court order (provided prior written notice of such disclosure shall be provided to Sellers) and (ii) as Purchaser deems necessary or desirable to Purchaser’s Representatives in connection with Purchaser’s Investigation and the transaction contemplated hereby, provided that those to whom such Information is disclosed are informed of the confidential nature thereof and agree(s) to keep the same confidential in accordance with the terms and conditions hereof.

(c) Purchaser shall indemnify and hold harmless Sellers and all Seller Related Parties from and against any and all Claims suffered or incurred by Sellers or any Seller Related Party and arising out of or in connection with a breach by Purchaser or Purchaser’s Representatives of the provisions of this Section 4.2.1.

(d) Purchaser and Purchaser’s Representatives shall use reasonable care to maintain in good condition all of the Information furnished or made available to Purchaser and/or Purchaser’s Representatives in accordance with this Section 4.2. If this Agreement is terminated, then Purchaser and Purchaser’s Representatives shall promptly deliver to Sellers all originals of the Information in the possession of Purchaser and Purchaser’s Representatives and shall destroy any copies in its possession of the same.

(e) As used in this Agreement, the term “Information” shall mean any of the following: (i) all information and documents in any way relating to the Project Assets, the operation thereof or the sale thereof, including, without limitation, all leases and contracts furnished to, or otherwise made available for review by, Purchaser or its directors, officers, employees, affiliates, partners, members, brokers, agents or other representatives, including, without limitation, attorneys, accountants, contractors, consultants, engineers, investors, lenders or potential lenders and financial advisors and their affiliates, counsel and agents (collectively, “Purchaser’s Representatives”), by Sellers or any Seller Related Party or their agents or representatives, including, without limitation, their contractors, engineers, attorneys, accountants, consultants, brokers or advisors, and (ii) all analyses, compilations, data, studies, reports or other information or documents prepared or obtained by Purchaser or Purchaser’s Representatives containing or based on, in whole or in part, the information or documents described in the preceding clause (i), the Investigations, or otherwise reflecting their review or investigation of the Project Assets.

(f) In addition to any other remedies available to Sellers, the Sellers shall have the right to seek equitable relief including, without limitation, injunctive relief or specific performance, against Purchaser or Purchaser’s Representatives in order to enforce the provisions of this Section 4.2.1.

(g) The provisions of this Section 4.2.1 shall survive the Closing or a termination of this Agreement.

4.2.2 Termination Right. If, on or before the expiration of the Due Diligence Period, based upon the Investigations and/or the Information, Purchaser shall determine that it no longer intends to acquire the Project Assets for any reason or for no reason at all, then Purchaser shall promptly notify Sellers of such determination in writing on or before the expiration of the Due Diligence Period (such notice being herein called the “Termination Notice”), whereupon, the Initial Deposit shall be promptly returned to Purchaser, and this Agreement and the obligations of the parties hereunder shall terminate (and no party hereto shall have any further obligations in connection herewith except for the Surviving Obligations). If Purchaser shall fail to deliver the Termination Notice to Sellers on or before the expiration of the Due Diligence Period, then Purchaser shall be deemed to have agreed that the foregoing matters are acceptable to Purchaser and that it intends to proceed with the acquisition of the Project Assets without a reduction in, or an abatement of or credit against, the Purchase Price (and, thereafter, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 4.2.2) and, except as expressly provided otherwise herein, the Deposit shall be nonrefundable to Purchaser. Notwithstanding anything to the contrary in this Section 4.2, if this Agreement has not been terminated, Purchaser shall continue to have the right to access the Project Assets and to perform Investigations following the expiration of the Due Diligence Period provided Purchaser complies with the requirements set forth in this Agreement relating thereto.

4.3 Estoppel Certificates.

4.3.1 Tenant Estoppel Certificates. Not later than ten (10) days after the mutual execution and delivery of this Agreement, Sellers shall request estoppel certificates (“Tenant Estoppel Certificates”) from each of the tenants occupying space at each Project Asset. It shall be a condition precedent to Purchaser’s obligation to purchase the Project Assets that Tenant Estoppel Certificates shall have been received with respect to not less than (i) one hundred percent (100%) of the total net rentable square footage of the Fremont Project Asset and (ii) eighty percent (80%) of the total net rentable square footage of the Pinole Point Project Asset, in each case covered by the Leases in effect at such Project Asset as of the Closing Date

(collectively, the “Estoppel Threshold”), and that Tenant Estoppel Certificates have been received from the following tenants (the “Required Estoppels”): Super Micro Computer, Inc. (“Super M”), Alan Ritchey, Inc. (“Alan R”), and Bio-Rad Laboratories, Inc. (collectively, the “Major Tenants”). Sellers shall use commercially reasonable efforts (and, as used in this Agreement with respect to Sellers’ efforts, commercially reasonable efforts shall not be deemed to include any obligation to institute legal proceedings, deliver notices of default or to expend any monies) to obtain such Tenant Estoppel Certificates, which certificates shall be (1) substantially in the form attached hereto as Exhibits B-1 through Exhibits B-5 for the following tenants, respectively, each as modified to make the statements contained therein factually correct: Broadline Medical Inc., International Delicacies, FBA Holdings, Inc., Alan R. and Super M, (2) in the form, if any, prescribed in the applicable Lease or other operative document for any other Tenants, and (3) except for the tenants included under subparagraph (A) or (B), in the form attached hereto as Exhibit B-6 in the event no form is proscribed in the Lease. All Tenant Estoppel Certificates shall be dated no more than thirty (30) days prior to the Closing Date. Notwithstanding the foregoing, Sellers may, in compliance with their obligations hereunder, deliver a Tenant Estoppel Certificate in any form which does not materially vary from the representations made in the form of Tenant Estoppel Certificate in Exhibit B-6 (as modified to make the statement contained therein factually correct). If any Tenant Estoppel Certificate discloses matters which (i) are materially adverse to the purchase of the Project Assets or (ii) are materially inconsistent with the Leases delivered to, or approved by, Purchaser, and such matters have not been disclosed to Purchaser prior to the expiration of the Due Diligence Period, and, in each case, are not cured or satisfied by Sellers prior to the Closing (which cure or satisfaction shall be acceptable to Purchaser in Purchaser’s reasonable discretion), then such Tenant Estoppel Certificate shall not count towards the Estoppel Threshold. Prior to delivering the Tenant Estoppel Certificates to the tenants for execution, Sellers shall prepare and deliver the same to Purchaser for Purchaser’s reasonable approval. If Purchaser fails to notify Sellers in writing of Purchaser’s approval or reasonable disapproval (with detailed proposed revisions that will be acceptable to Purchaser) of any Tenant Estoppel Certificate submitted by the Applicable Seller within three (3) Business Days after Purchaser’s receipt thereof, then Purchaser shall be deemed to have approved the applicable Tenant Estoppel Certificates for submittal to the applicable tenant. Once a Tenant Estoppel Certificate has been executed by any tenant, Sellers shall submit such Tenant Estoppel Certificate to Purchaser for Purchaser’s approval. Tenant Estoppel Certificates received by Purchaser shall be deemed acceptable unless Purchaser objects to such Tenant Estoppel Certificate not later than three (3) Business Days following actual receipt. The failure of Sellers to satisfy the Estoppel Threshold and/or to deliver the Required Estoppels shall not be a breach or default by Sellers under this Agreement, and shall only be a failure of a condition to closing for Purchaser’s benefit, in which event Purchaser’s sole recourse hereunder in the event of any such failure shall be, in Purchaser’s sole and absolute discretion, to either (i) waive some or all of the requirements regarding Tenant Estoppel Certificates and accept the Tenant Estoppel Certificates that have been delivered and proceed to the Closing on the Scheduled Closing Date, or (ii) terminate this Agreement by written notice delivered to Sellers (in which event Escrowee shall return the Initial Deposit, and the Additional Deposit, to the extent deposited with Escrowee, to Purchaser and no party hereto shall have any further obligations in connection herewith except for the Surviving Obligations). Notwithstanding anything contained in this Agreement to the contrary, if Sellers are unable to obtain a Tenant Estoppel Certificate from any particular tenant under any Lease other than a Major Tenant, then the Applicable Seller shall have the right (but not the obligation) to deliver to Purchaser on the Closing Date a certificate (a “Seller’s Estoppel Certificate”) in the form attached hereto as Exhibit C, executed by the Applicable Seller, and in such event, the Applicable Seller shall be deemed to have delivered a Tenant Estoppel Certificate with respect to such tenant for purposes of satisfying the condition under this Section 4.3. Sellers shall not have the right to deliver a Seller’s Estoppel Certificate in lieu of a Tenant Estoppel Certificate for any Major Tenant. The Applicable Seller shall be released from any liability with respect to such Seller’s Estoppel Certificate upon the sooner to occur of (i) nine (9) months following the Closing Date and (ii) the date of delivery to Purchaser of a Tenant Estoppel Certificate executed by the tenant for which the Applicable Seller has delivered such Seller’s Estoppel Certificate. Promptly following Purchaser’s request, Sellers shall request Subordination, Non-Disturbance and Attornment Agreements (“SNDA5”) in a form provided by Purchaser from each of the Tenants occupying space at the Project Assets. Sellers shall have no other obligations with respect to the SNDAs; and the receipt of SNDAs shall not be a condition to Closing for Purchaser’s benefit under this Agreement.

4.3.2 Closing Date Extension. Sellers, in their sole discretion, shall have the right, upon written notice to Purchaser at least two (2) days prior to the Scheduled Closing Date, to adjourn the Scheduled Closing Date for up to thirty (30) days to satisfy the Estoppel Threshold, to deliver the Required Estoppels and/or to deliver a Tenant Estoppel Certificate instead of a Seller’s Estoppel Certificate for any particular tenants.

4.4 Conditions Precedent to Obligations of Purchaser. The obligation of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the performance and observance, in all material respects, by Sellers of all covenants and agreements of this Agreement to be performed or observed by Sellers prior to or on the Closing Date and the fulfillment on or before the Closing Date of all other conditions precedent to Closing benefiting Purchaser specifically enumerated in this Agreement, any or all of which may be waived by Purchaser in its sole discretion. If any of the representations and warranties of Seller are not true and correct in all material respects at the Closing due to a change in the facts or circumstances which do not otherwise constitute a default of Sellers hereunder, the failure of such condition shall, subject to the terms of Section 7.2.3(b), constitute a failure of a condition to Closing and shall not constitute a default by Sellers hereunder, and Purchaser’s sole remedy in connection therewith shall be to terminate this Agreement by written notice delivered to Sellers (in which event Escrowee shall return the Deposit to Purchaser and no party hereto shall have any further obligations in connection herewith except for the Surviving Obligations).

4.5 Conditions Precedent to Obligations of Sellers. The obligation of Sellers to consummate the transactions contemplated by this Agreement shall be subject to the performance and observance, in all material respects, by Purchaser of all covenants and agreements of this Agreement to be performed or observed by Purchaser prior to or on the Closing Date (provided that Purchaser shall have delivered the full amount of the Closing Payment) and the fulfillment on or before the Closing Date of all other conditions precedent to Closing benefiting Sellers specifically set forth in this Agreement, any or all of which may be waived by Sellers in their sole discretion.

4.6 Termination Right. In any instance where Purchaser has the right to terminate this Agreement, such right may only be exercised with respect to all of the Project Assets and not with respect to any individual Project Asset, and, accordingly, notwithstanding anything to the contrary contained herein, Purchaser shall have no right hereunder to elect to terminate this Agreement as to less than all of the Project Assets and any exercise by Purchaser of such a termination right shall in all cases be (or shall be deemed to be) with respect to all of the Project Assets.

5. Closing. The closing (the “Closing”) of the sale and purchase contemplated herein shall occur at 1:00 p.m. (Pacific Time) on or before the Scheduled Closing Date, as the same may be extended in accordance with this Agreement, TIME BEING OF THE ESSENCE with respect to Purchaser’s obligation to close on such date, at the offices of Escrowee through an escrow and pursuant to escrow instructions consistent with the terms of this Agreement and otherwise mutually satisfactory to Sellers and Purchaser (the date on which the Closing shall occur being herein referred to as the “Closing Date”). The Closing shall constitute approval by each party of all matters to which such party has a right of approval and a waiver of all conditions precedent.

5.1 Seller Deliveries. At the Closing, Sellers shall deliver or cause to be delivered to Escrowee or to Purchaser, unless otherwise noted to be delivered by Sellers on or prior to Closing, the following items for each Project Asset executed and acknowledged by the Applicable Seller or such other party, as appropriate:

(a) an original duly executed and acknowledged deed (the “Deed”) in the form attached hereto as Exhibit D;

(b) an assignment and assumption of leases and contracts (the “Assignment and Assumption of Leases and Contracts”), in the form attached hereto as Exhibit E;

(c) a bill of sale and general assignment(the “Bill of Sale”), in the form attached hereto as Exhibit F;

(d) a certification of non-foreign status in the form attached hereto as Exhibit G, and any required state certificate that is sufficient to exempt each Seller from any state and local withholding requirements with respect to the transactions contemplated hereby;

(e) all existing surveys, blueprints, drawings, plans and specifications for, or with respect to, the Project Assets or any part thereof, to the extent the same are in Sellers’ possession or control;

(f) all Pinole Point Personal Property and Fremont Personal Property, including all keys, pass cards, security codes, computer software and other devices relating to access to the Improvements, to the extent the same are in Sellers’ possession or control;

(g) originals of all Leases and Contracts that shall remain in effect on the Closing Date, to the extent the same are in Sellers’ possession or control, and if originals are not in Sellers’ possession or control, then copies thereof shall suffice (all items in clauses (e) through (g) may be either delivered at Closing or left at the management office of each Project Asset, to the extent not previously delivered to Purchaser);

(h) Title Company’s so-called customary “Owner’s Affidavit” and such further instruments as may be reasonably required by Purchaser or the Title Company in order to issue the Owner’s Policy as described in Section 4.1, including as may be required by the Title Company in order to delete all standard exceptions to the Owner’s Policy, including, without limitation, the exceptions related to the parties in possession and mechanic’s liens;

(i) notices to each of the tenants under the Leases (“Tenant Notices”) in the form attached hereto as Exhibit H, advising such tenants of the sale of the Project Asset to Purchaser and directing them to make all payments to Purchaser or its designee, which Tenant Notices Purchaser shall at Purchaser’s sole cost and expense, mail by certified mail return receipt requested or nationally recognized overnight carrier to each applicable tenant;

(j) a duly executed closing settlement sheet to reflect the credits, prorations and adjustments contemplated by or specifically provided for in this Agreement; and

(k) evidence reasonably satisfactory to the Title Company respecting the due organization of Sellers and the due authorization and execution by Sellers of this Agreement and the documents required to be delivered hereunder.

5.2 Purchaser Deliveries. At the Closing, Purchaser shall deliver or cause to be delivered to Escrowee the following items executed and acknowledged by Purchaser, as appropriate:

(a) payment of the Closing Payment to be made in accordance with Section 3;

(b) the Assignment and Assumption of Leases and Contracts;

(c) all applicable transfer tax forms, if any;

(d) such further instruments as may be reasonably required by Sellers and the Title Company to consummate the transactions hereunder;

(e) a duly executed closing settlement sheet to reflect the credits, prorations and adjustments contemplated by or specifically provided for in this Agreement; and

(f) evidence reasonably satisfactory to the Title Company respecting the due organization of Purchaser and the due authorization and execution by Purchaser of this Agreement and the documents required to be delivered hereunder.

5.3 Closing Costs. Sellers shall pay (a) all state and county documentary, stamp, use, transfer or similar taxes, and fifty percent (50%) of all city transfer taxes, payable in connection with the transaction contemplated herein, (b) the title insurance premium for a CLTA extended coverage policy with coverage in the amount of the Purchase Price, (c) the premium for any title insurance endorsements obtained by Sellers to cure any Purchaser Title Objections, and

(d) fifty percent (5 0%) of the costs of Escrowee. Purchaser shall pay (a) the amount by which the title insurance premium for the Owner’s Policy and all endorsements exceeds the cost of CLTA extended coverage (excluding any endorsements obtained by Sellers to cure any Purchaser Title Objections), (b) all recording charges payable in connection with the recording of the Deeds, (c) fifty percent (5 0%) of the costs of Escrowee, (d) fifty percent (5 0%) of all city transfer taxes payable in connection with the transaction contemplated herein, and (e) all fees, costs or expenses in connection with Purchaser’s due diligence reviews hereunder. Any other closing costs shall be allocated in accordance with local custom. Except as expressly provided in the indemnities and other remedies set forth in this Agreement, Sellers and Purchaser shall pay their respective legal, consulting and other professional fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby and their respective shares of prorations as hereinafter provided. The provisions of this Section 5.3 shall survive the Closing or a termination of this Agreement.

5.4 Prorations.

5.4.1 The following provisions shall govern the adjustments and prorations that shall be made at Closing and the allocation of income and expenses from each Project Asset between the Applicable Seller and Purchaser. The prorations set forth in this Section 5.4 shall be on a Project Asset-by-Project Asset basis between the Applicable Seller and Purchaser and not among, or between, all Project Assets. Each Seller shall prepare a proration schedule and provide such schedule to Purchaser for review and approval at least five (5) Business Days prior to the Closing. Except as expressly provided in this Section 5.4.1, all items of operating revenue and operating expenses of each Project Asset, with respect to the period prior to 12:00 a.m. local time (the “Cut-off Time”) at each Project Asset on the Closing Date, shall be for the account of the Applicable Seller and all items of operating revenue and operating expenses of each Project Asset with respect to the period from and after the Cut-off Time, shall be for the account of Purchaser. Without limitation on the foregoing the following shall be prorated between Purchaser and the Applicable Seller as of the Cut-off Time:

(a) All non-delinquent real estate taxes, water charges, sewer rents, vault charges and assessments on the Project Asset on the basis of the fiscal year for which assessed. In no event shall the Applicable Seller be charged with or be responsible for any increase in the taxes on the Project Asset resulting from the sale of the Project Asset or from any improvements made or leases entered into on or after the Closing Date. If any assessments on the Project Asset are payable in installments, then the installment for the current period shall be prorated (with Purchaser assuming the obligation to pay any installments due after the Closing Date).

(b) Subject to this Section 5.4.1(b), all fixed rent and regularly scheduled items of additional rent under the Leases, and other tenant charges if, as and when received as of the Cut Off Time. Sellers shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all refundable cash security deposits (to the extent the foregoing were made by tenants under the Leases and are not applied or forfeited prior to the Closing Date), including interest on the deposits if required by law or the applicable Lease, to Purchaser on the Closing Date. Sellers shall also deliver or provide a credit in an amount equal to any amounts owed by Sellers to any tenant pursuant to Leases entered into prior to the date hereof for work which occurred prior to the Closing. Rents which are delinquent as of the Closing Date shall not be prorated on the Closing Date. Purchaser shall include such delinquencies in accordance with its normal billing procedures and shall use commercially reasonable efforts to pursue the collection thereof in good faith after the Closing Date for a period of six months following the Closing Date (but Purchaser shall not be required to litigate or declare a default in any Lease). To the extent Purchaser receives rents or other amounts from tenants under the Leases on or after the Closing Date, such payments shall be applied first toward the rents and other amounts that shall then be due and payable to Purchaser, second to the month in which the Closing occurs, and third to any delinquent rents owed to Sellers, with Sellers’ share thereof being held by Purchaser in trust for Sellers and promptly delivered to Sellers by Purchaser. Purchaser shall be entitled to deduct its reasonable, third party out-of-pocket costs of collection from any amounts owed to Sellers. During the six month period following Closing, Purchaser may not waive any delinquent rents owed to Sellers nor modify a Lease so as to reduce or otherwise affect amounts owed to Sellers thereunder for any period in which Sellers are entitled to receive a share of charges or amounts without first obtaining Sellers’ written consent. Sellers reserve the right to pursue any remedy against any tenant owing delinquent rents and any other amounts owed to Sellers (but shall not be entitled to terminate any lease or any tenant’s right to possession), which right shall include the right to continue or commence legal actions or proceedings against any tenant. Delivery of the Assignment and Assumption of Leases and Contracts shall not constitute a waiver by Sellers of such right, and such right shall survive the Closing. Purchaser shall reasonably cooperate with Sellers in any collection efforts hereunder (but shall not be required to litigate or declare a default under any Lease). With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Project Assets as of the Closing Date, Sellers shall retain all rights relating thereto.

(c) Sellers shall, at Purchaser’s sole cost and expense, transfer to Purchaser any security deposits which are held in the form of letters of credit (the “Letters of Credit”) if the same are transferable by delivery of originals of the same to Escrowee together with an executed original of any prescribed instrument of transfer, transferring the same to Purchaser, in each case prior to the Closing Date. If any of the Letters of Credit are not transferable, Sellers shall, immediately after the Closing, request the tenants obligated under such Letters of Credit to cause new letters of credit to be issued in favor of Purchaser in replacement thereof and Purchaser shall use commercially reasonable efforts to pursue such replacement after Closing and Sellers shall take all reasonable action, as directed by Purchaser and at Purchaser’s expense, in connection with the presentment of such Letters of Credit for payment as permitted under the terms of the applicable Lease, and in consideration of such agreement as aforesaid, Purchaser shall indemnify, defend and hold Sellers harmless from any Claims arising out of the Letters of Credit after the Closing. The provision of this Section 5.4.1(c) shall survive the Closing.

(d) Tenants of the Applicable Real Property may be obligated to pay, as additional rent, certain percentage rent, escalations in base rent and pass throughs of operating and similar expenses pursuant to the terms of the Leases (collectively, “Additional Rents”). As to any Additional Rents that are based on estimates and that are subject to adjustment or reconciliation pursuant to the Leases after the Closing Date, Sellers shall perform a reconciliation for the portion of calendar year 2010 ending on the Closing Date with respect to

Additional Rents received for such period from tenants and the underlying operating expenses to which they relate (a “Reconciliation”). Sellers shall provide a copy of the Reconciliation to Purchaser at least ten (10) days prior to the Closing Date. If, during the period commencing on January 1, 2010 and ending on the Closing Date, Sellers collected estimated Additional Rents in excess of any tenant’s share of such expenses as shown on the Reconciliation, then Sellers shall credit Purchaser for such excess at Closing and Purchaser shall be responsible for crediting or repaying such amounts to the tenants in accordance with the terms of the Leases. The parties shall “re-prorate” such Additional Rents (including any portions thereof that may be required to be refunded to tenants) at the time that such estimates are actually adjusted or reconciled pursuant to the terms of the Leases (taking into account the credit, if any, given at Closing related thereto). Any amounts that may be due Sellers as a result of such re-prorations shall be paid by Purchaser to Sellers within ten (10) Business Days after Purchaser collects such amounts from the tenants (which Purchaser shall use commercially reasonable efforts to obtain), and any amounts that may be due the tenants from Sellers as a result of such re-prorations shall be paid by Sellers to Purchaser within ten (10) Business Days after written request therefor is delivered to Sellers by Purchaser (to the extent not previously credited at Closing as provided above). Sellers shall be entitled to collect any Additional Rents directly from the applicable tenants to the extent relating to its period of ownership, subject to the limitations set forth in subsection (b) above.

(e) Charges and payments under Contracts or permitted renewals or replacements thereof assigned to Purchaser pursuant to the Assignment and Assumption of Leases and Contracts and any fees or expenses in connection with any agreements recorded against any Project Asset and which are not eliminated as an Unpermitted Exception pursuant to Section 4.1.

(f) Any prepaid items, including, without limitation, fees for licenses which are transferred to Purchaser at the Closing and annual permit and inspection fees.

(g) Utilities, including, without limitation, telephone, steam, electricity and gas, on the basis of the most recently issued bills therefor, subject to adjustment after the Closing when the next bills are available, or if current meter readings are available, on the basis of such readings.

(h) Deposits with telephone and other utility companies, and any other persons or entities who supply goods or services in connection with the Project Assets if the same are assigned to Purchaser at the Closing, which shall be credited in their entirety to Sellers.

5.4.2 Items to be prorated at the Closing shall include the costs and expenses incurred by Sellers in connection with any new Leases or any extension, renewal or expansion of any existing Leases entered into after the date hereof in accordance with the terms and conditions set forth in Section 7.2.3(a), to be prorated over the term of the Lease or the extension, renewal or expansion. Such costs and expenses shall be borne entirely by Purchaser unless Seller has received rents under such new Leases or any extension, renewal or expansion, in which event, Purchaser’s share of such costs shall be based on the portion of the Lease term, or the term of the extension, renewal or expansion, as the case may be, occurring on or after the

Closing, which amount shall be credited to Seller at Closing, to the extent paid by Seller prior thereto. Without limitation on the foregoing, Purchaser shall be responsible for and expressly assumes the obligation to pay its share of all brokerage and leasing commissions, tenant improvement costs and other costs and expenses including attorney’s fees for any new leases entered into from and after the date hereof and any extension, renewal or expansion of any existing Lease exercised or entered into from and after the date hereof, provided in all such instances, the term of such Lease, or extension, renewal or expansion or the regularly scheduled payment of rent commences from and after the date of this Agreement (collectively, “Purchaser Leasing Costs”). If, at the Closing, Sellers have paid any Purchaser Leasing Costs, then the prorations at the Closing shall include an appropriate credit to the Sellers. Sellers shall be responsible for all tenant improvement costs, tenant incentives and leasing commissions for all Leases and extension, renewal or expansion of any existing Leases which occurred prior to the date of this Agreement, provided that Purchaser shall receive a credit at Closing in the amount of $53,830 for costs relating to tenant improvement work associated with the currently vacant space in the Pinole Point Improvements.

5.4.3 If any of the items described in Section 5.4.1 cannot be apportioned at the Closing because of the unavailability of information as to the amounts which are to be apportioned or otherwise, or are incorrectly apportioned at Closing or subsequent thereto, such items shall be apportioned or reapportioned, as the case may be, as soon as practicable after the Closing Date or the date such error is discovered, as applicable; provided that (i) with the exception of any item required to be apportioned pursuant to Section 5.4.1(a), (b) or (g), neither party shall have the right to request apportionment or reapportionment of any such item at any time following the one hundred eightieth (180th ) day after the closing date and (ii) with respect to the items required to be apportioned pursuant to Section 5.4.1(a), (b) or (g), neither party shall have the right to request apportionment or reapportionment of any such item at any time following the one (1) year anniversary of the Closing Date. If the Closing shall occur before a real estate tax rate or assessment is fixed for the tax year in which the Closing occurs, the apportionment of taxes at the Closing shall be upon the basis of the tax rate or assessment for the preceding fiscal year applied to the latest assessed valuation. Promptly after the new tax rate or assessment is fixed, the apportionment of taxes or assessments shall be recomputed and any discrepancy resulting from such recomputation and any errors or omissions in computing apportionments at Closing shall be promptly corrected and the proper party reimbursed, which obligations shall survive the Closing.

5.4.4 The provisions of this Section 5.4 shall, subject to Section 5.4.3, survive the Closing.

6. Condemnation or Destruction of Project Assets. If after the date hereof but prior to the Closing Date, either any portion of the Applicable Real Property is taken or threatened to be taken pursuant to eminent domain proceedings or condemnation or any of the Applicable Improvements are damaged or destroyed by fire or other casualty, then Sellers shall promptly deliver, or cause to be delivered, to Purchaser, notice of any such eminent domain proceedings or casualty. Except as otherwise provided by law, Sellers shall have no obligation to restore, repair or replace any portion of the Applicable Real Property or any such damage or destruction. The Applicable Seller shall, at the Closing, assign to Purchaser all of the Applicable Seller’s interest in all awards or other proceeds for such taking by eminent domain or condemnation or the proceeds of any insurance collected by the Applicable Seller for such damage or destruction (unless the Applicable Seller shall have repaired such damage or destruction prior to the Closing and except to the extent any such awards, proceeds or insurance are attributable to lost rents or items applicable to any period prior to the Closing), less the amount of all costs incurred by the Applicable Seller in connection with the repair of such damage or destruction or collection costs of the Applicable Seller respecting any awards or other proceeds for such taking by eminent domain or condemnation or any uncollected insurance proceeds which the Applicable Seller may be entitled to receive from such damage or destruction, as applicable. In connection with any assignment of awards, proceeds or insurance hereunder, Sellers shall credit Purchaser with an amount equal to the applicable deductible amount under the Applicable Seller’s insurance; provided, however, if (i) the amount of the damage or the value of the taking or threatened taking with respect to the Project Assets (in each case as determined by an independent third party contractor or engineer selected by the Applicable Seller and reasonably approved by Purchaser) shall exceed the sum of Two Million Four Hundred Thousand Dollars ($2,400,000) in the aggregate or (ii) any Major Tenant has the right to terminate its Lease as a result of such casualty or such a temporary or permanent taking (or threatened taking) under the power or threat of eminent domain (which right has not lapsed or expired in accordance with the terms of the applicable Lease), then Purchaser shall have the right to terminate this Agreement by notice to Sellers given within ten (10) days after the first written notice from Sellers to Purchaser (x) indicating the estimated amount of the damage or the value of the taking or threatened taking (if such amount is in excess of Two Million Four Hundred Thousand Dollars ($2,400,000)) or (y) notifying Purchaser that a Major Tenant has the right to terminate its Lease as a result of such casualty, taking or threatened taking. In any instance where this Agreement is terminated pursuant to this Section 6, the Deposit shall be promptly returned to Purchaser, and this Agreement and the obligations of the parties hereunder shall terminate (and no party hereto shall have any further obligations in connection herewith except for the Surviving Obligations). The parties hereby waive the provisions of any statute which provides for a different outcome or treatment in the event of a casualty or a condemnation or eminent domain proceeding. The provisions of this Section 6 shall survive the Closing.

7. Representations, Warranties and Covenants.

7.1 Representations, Warranties and Covenants of Sellers.

7.1.1 Representations and Warranties of Sellers. Subject to the provisions of this Section 7.1.1, each Applicable Seller hereby represents to Purchaser either as to itself or as to the applicable Project Asset, as of the date hereof which representations shall be deemed to be remade as of the Closing (subject to Section 4.4. above), that:

(a) Leases. The Applicable Seller has not entered into any leases, licenses or other occupancy agreements to which the Applicable Seller is a party or is bound affecting any portion of the applicable Project Assets which will be in force after the Closing, other than the Leases. The Applicable Seller has not granted to any party any option, right of first refusal or other agreement with respect to the purchase and sale of the Applicable Real Property. As used herein, “Leases” shall mean, collectively, (i) subject to the provisions of Section 7.2.3(b), the leases described on Exhibit I attached hereto (the “Lease Exhibit”) with respect to the applicable Project Asset, and (ii) the leases entered into after the date hereof in accordance with the terms hereof. To the Applicable Seller’s knowledge, (1) the Leases are in full force and effect and (2) there is no monetary default or material non-monetary default thereunder by the Applicable Seller or any tenant thereunder, and (3) except as set forth in the Lease Exhibit, the Leases have not been amended and there are no security deposits under the Leases, except as set forth in the Lease Exhibit. Except as set forth in the Lease Exhibit, the Applicable Seller has not received from any tenant any written notice to cancel or terminate any Lease.

(b) Litigation. There is no pending, or to the best of the Applicable Seller’s knowledge, threatened action, suit, proceeding or claim before any court, commission, regulatory body, administrative agency or other governmental or quasi governmental body with respect to the applicable Project Asset or against the Applicable Seller with respect to such Project Asset other than routine personal injury, property damage or worker’s compensation matters which are covered by Sellers’ insurance policy for the Property.

(c) No Insolvency. No petition in bankruptcy (voluntary or otherwise) attachment, execution proceeding, assignment for the benefit of creditors or petition seeking reorganization or insolvency or any other action or proceeding under state or federal bankruptcy law is pending against, or, to the Applicable Seller’s knowledge, threatened by or against the Applicable Seller or any general partner or managing member of the Applicable Seller.

(d) Non-Foreign Person/Patriot Act. The Applicable Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in (a) the Code and the corresponding income tax regulations, and (b) similar provisions of state law. Purchaser has no duty to collect withholding taxes for the Applicable Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended, or any applicable Law. The Applicable Seller is not a “Prohibited Person” (as hereinafter defined). To the Applicable Seller’s Knowledge, (i) none of its members is a Prohibited Person, (ii) the assets the Applicable Seller will transfer to Purchaser under this Agreement are not the property of, and are not beneficially owned, directly or indirectly, by a Prohibited Person, and (iii) the assets that the Applicable Seller will transfer to Purchaser under this Agreement are not the proceeds of specified unlawful activity as defined by 18 U.S.C. §1956(c)(7). “Prohibited Person” means any of the following: (a) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing (effective September 24, 2001) (the “Executive Order”); (b) a person or entity owned or controlled by, or acting for or on behalf of any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (c) a person or entity that is named as a “specially designated national” or “blocked person” on the most current list published by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) at its official website, http://www.treas.gov/offices/enforcement/ofac; (d) a person or entity that is otherwise the target of any economic sanctions program currently administered by OFAC; or (e) a person or entity that is affiliated with any person or entity identified in clause (a), (b), (c) and/or (d) above.

(e) Contracts. The Applicable Seller has not entered into any service or equipment leasing contracts relating to the applicable Project Asset which will be in force after the Closing, other than the Contracts, and to the Applicable Seller’s knowledge, each of the Contracts is in full force and effect and there is no monetary default or material non-monetary default thereunder by the Applicable Seller or any other party thereto. As used herein, “Contracts” shall mean, collectively, (i) the contracts described on Exhibit J attached hereto with respect to the applicable Project Asset, (ii) service contracts which are cancelable on thirty (30) days notice or less without premium or penalty, and (iii) service contracts entered into by the Applicable Seller after the date hereof in accordance with the terms hereof.

(f) Lease Brokerage Agreements; Leasing Commission Agreements. The Applicable Seller has not entered into any lease brokerage agreements or lease commission agreements other than as described on Exhibit K attached hereto or in the Leases that shall be binding upon Purchaser following Closing. Except in connection with any new leases or modifications to existing leases entered into after the date hereof and approved by Purchaser, there are no outstanding tenant improvement allowances, moving allowances or other concessions owed to any Tenant that shall be binding upon Purchaser following Closing.

(g) Due Authority. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by the Applicable Seller are, or on the Closing Date will be, duly authorized, executed and delivered by and are binding upon the Applicable Seller. The Applicable Seller is a Delaware limited liability company, duly organized and validly existing and in good standing under the laws of the State of Delaware, and is duly authorized and qualified to do all things required of it under this Agreement.

(h) No Conflicts. The execution, delivery and performance by the Applicable Seller of this Agreement and the instruments referenced herein and the transaction contemplated hereby will not conflict with, or result in a breach of, violate any term or provision of, or constitute a default under any articles of formation, bylaws, partnership agreement (oral or written), operating agreement, indenture, deed of trust, mortgage, contract, agreement, judicial or administrative order, or any law to which the Applicable Seller or any portion of its Project Assets are bound.

(i) Taxes and Special Assessments. The Applicable Seller has not submitted an application for the creation of any special taxing district affecting the Applicable Project Assets, or annexation thereby, or inclusion therein. The Applicable Seller has not received written notice that any governmental or quasi-governmental agency or authority has commenced or intends to commence construction of any special or off-site improvements or has imposed or increased or intends to impose or increase any special or other assessment against the Applicable Project Assets, or any part thereof, including assessments attributable to revaluations of the Applicable Project Assets.

(j) Employees. There are no employees of Sellers employed in connection with the use, management, maintenance or operation of the Project Assets whose employment will continue after the Closing Date. There is no bargaining unit or union contract relating to any employees of Sellers.

(k) Compliance. The Applicable Seller has not received any written notice from any Governmental Authority having jurisdiction over the applicable Project

Asset which remains uncured (i) as to the violation of any federal, state or local laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions, zoning ordinances, fire safety laws and regulations, building codes, health code or building pollution laws, or (ii) that there is asbestos or lead located on such Project Asset in violation of any federal, state or local law or regulation.

Notwithstanding and without limiting the foregoing, (i) if any of the representations or warranties of the Applicable Seller that survive Closing contained in this Agreement or in any document or instrument delivered in connection herewith are materially false or inaccurate, or the Applicable Seller is in material breach or default of any of its obligations under this Agreement that survive Closing, and Purchaser nonetheless closes the transactions hereunder and purchases the Project Assets, then the Sellers shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon the Closing) if either (x) on or prior to Closing, Purchaser shall have had actual knowledge of the false or inaccurate representations or warranties or other breach or default, or (y) the accurate state of facts pertinent to such false or inaccurate representations or warranties or other breach or default was contained in any of the Information furnished or made available to or otherwise obtained by Purchaser, and (ii) to the extent the copies of the Leases, the Contracts or any other Information furnished or made available to or otherwise obtained by Purchaser prior to the expiration of the Due Diligence Period contain provisions or information that are inconsistent with the foregoing representations and warranties, Sellers shall have no liability or obligation respecting such inconsistent representations or warranties (and Purchaser shall have no cause of action or right to terminate this Agreement with respect thereto), and such representations and warranties shall be deemed modified to the extent necessary to eliminate such inconsistency and to conform such representations and warranties to such Leases, Contracts and other Information.

References to the “knowledge”, “best knowledge” and/or “actual knowledge” of the Applicable Seller or words of similar import shall refer only to the current actual (as opposed to implied or constructive) knowledge of Peter Rooney and Larry Lukanish (collectively, the “Designated Individual”) and shall not be construed, by imputation or otherwise, to refer to the knowledge of the Applicable Seller or any parent, subsidiary or affiliate of the Applicable Seller or to any other officer, agent, manager, representative or employee of the Applicable Seller or to impose upon the Designated Individual any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. Sellers represent and warrant to Purchaser that the Designated Individual is in an official position on behalf of the Sellers to have the information or the obligation to investigate and/or obtain such information and/or the responsibility on behalf of the Sellers for the matters and information which are the subject of the Sellers’ representations and warranties. Notwithstanding anything to the contrary contained in this Agreement, the Designated Individual shall have no personal liability hereunder. The provisions of this Section 7.1.1 shall survive the Closing for a period of nine (9) months, unless written notice of such claim is delivered to the Applicable Seller by Purchaser with respect hereto within nine (9) months after Closing, in which case all rights and remedies with respect to the matters which are the subject of such notice shall survive until full and final resolution of the matters identified in the notice and full payment of any amounts owed by the Applicable Seller as a result thereof.

7.1.2 GENERAL DISCLAIMER. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN ANY CLOSING DOCUMENT DELIVERED BY SELLERS, THE SALE OF THE PROJECT ASSETS HEREUNDER IS AND WILL BE MADE ON AN “AS IS”, “WHERE IS,” AND “WITH ALL FAULTS” BASIS, WITHOUT REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY CONCERNING TITLE TO THE PROJECT ASSETS, THE PHYSICAL CONDITION OF THE PROJECT ASSETS (INCLUDING THE CONDITION OF THE SOIL, AIR, WATER OR THE IMPROVEMENTS), THE ENVIRONMENTAL CONDITION OF THE APPLICABLE REAL PROPERTY (INCLUDING THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES ON OR AFFECTING THE APPLICABLE REAL PROPERTY), THE COMPLIANCE OF THE PROJECT ASSETS WITH APPLICABLE LAWS AND REGULATIONS (INCLUDING ZONING AND BUILDING CODES OR THE STATUS OF DEVELOPMENT OR USE RIGHTS RESPECTING THE PROJECT ASSETS), THE FINANCIAL CONDITION OF THE PROJECT ASSETS OR ANY OTHER REPRESENTATION OR WARRANTY RESPECTING ANY INCOME, EXPENSES, CHARGES, LIENS OR ENCUMBRANCES, RIGHTS OR CLAIMS ON, AFFECTING OR PERTAINING TO THE PROJECT ASSETS OR ANY PART THEREOF. PURCHASER ACKNOWLEDGES THAT, DURING THE DUE DILIGENCE PERIOD, PURCHASER WILL EXAMINE, REVIEW AND INSPECT ALL MATTERS WHICH IN PURCHASER’S JUDGMENT BEAR UPON THE PROJECT ASSETS AND THEIR VALUE AND SUITABILITY FOR PURCHASER’S PURPOSES. PURCHASER IS A SOPHISTICATED PURCHASER WHO IS FAMILIAR WITH THE OWNERSHIP AND OPERATION OF REAL ESTATE PROJECTS SIMILAR TO THE PROJECT ASSETS AND THAT PURCHASER HAS OR WILL HAVE ADEQUATE OPPORTUNITY TO COMPLETE ALL PHYSICAL AND FINANCIAL EXAMINATIONS (INCLUDING ALL OF THE EXAMINATIONS, REVIEWS AND INVESTIGATIONS REFERRED TO IN SECTION 4) RELATING TO THE ACQUISITION OF THE PROJECT ASSETS HEREUNDER IT DEEMS NECESSARY, AND WILL ACQUIRE THE SAME SOLELY ON THE BASIS OF AND IN RELIANCE UPON SUCH EXAMINATIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY THE OWNER’S POLICY FOR EACH OF THE FREMONT REAL PROPERTY AND THE PINOLE POINT REAL PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLERS (OTHER THAN AS EXPRESSLY PROVIDED HEREIN OR IN ANY CLOSING DOCUMENT DELIVERED BY SELLERS. EXCEPT AS TO MATTERS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN ANY CLOSING DOCUMENT DELIVERED BY SELLERS: (A) PURCHASER WILL ACQUIRE THE PROJECT ASSETS SOLELY ON THE BASIS OF ITS OWN PHYSICAL AND FINANCIAL EXAMINATIONS, REVIEWS AND INSPECTIONS AND THE TITLE INSURANCE PROTECTION AFFORDED BY THE OWNER’S POLICY FOR EACH APPLICABLE REAL PROPERTY, AND (B) WITHOUT LIMITING THE FOREGOING, PURCHASER WAIVES ANY RIGHT IT OTHERWISE MAY HAVE AT LAW OR IN EQUITY, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SEEK DAMAGES FROM SELLERS OR SELLERS’ RELATED PARTIES OR PRIOR OWNERS (AS DEFINED IN SECTION 8.1 BELOW) IN CONNECTION WITH THE ENVIRONMENTAL CONDITION OF THE PROJECT ASSETS, INCLUDING ANY RIGHT OF CONTRIBUTION UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT. THE PROVISIONS OF THIS SECTION 7.1.2 SHALL SURVIVE THE CLOSING.

7.2 Interim Covenants of Sellers. Until the Closing Date or the sooner termination of this Agreement in accordance with the terms hereof:

7.2.1 Each Seller shall maintain the applicable Project Asset in substantially the same manner as prior hereto pursuant to the Applicable Seller’s normal course of business (such maintenance obligations not including capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of the Applicable Seller.

7.2.2 Subject to the terms set forth in this Section 7.2.2, the Applicable Seller may cancel, modify, extend, renew or permit the expiration of contracts or enter into any new service contract without Purchaser’s consent. After the date which is five (5) days prior to the expiration of the Due Diligence Period, the Applicable Seller shall not modify, extend, renew or cancel (except as a result of a default by the other party thereunder) or enter into any additional service contracts or other similar agreements without the prior consent of Purchaser, which consent shall not be unreasonably withheld or delayed; provided, however, Purchaser’s consent shall not be required if such contract is entered into in the ordinary course of Sellers’ business and is terminable upon not more than thirty (30) days notice without premium or penalty (provided that Seller shall promptly disclose any such new contract in writing to Purchaser) Purchaser’s failure to disapprove any request for consent by the Applicable Seller under this Section 7.2.2 within three (3) Business Days following the Applicable Seller’s request therefor shall be deemed to constitute Purchaser’s consent thereto.

7.2.3

(a) Subject to the terms set forth in this Section 7.2.3, the Applicable Seller shall have the right to continue to offer the Project Assets for lease in the same manner as prior hereto pursuant to its normal course of business and shall keep Purchaser reasonably informed as to the status of leasing prior to the Closing Date. Up until the date which is five (5) days prior to the expiration of the Due Diligence Period, the Applicable Seller shall be entitled to enter into any new leases, or modifications of existing Leases at its sole option, exercisable in the Applicable Seller’s sole and absolute discretion, and shall keep Purchaser reasonably informed of any such lease negotiations and provide copies of same to Purchaser promptly after the execution thereof. On and after the date which is five (5) days prior to the expiration of the Due Diligence Period, the Applicable Seller shall not enter into any new leases or, unless required by the term of existing Leases, material modifications of existing Leases, nor apply or refund any security deposits held by Sellers pursuant to any Lease, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. On the date that is five (5) days prior to the expiration of the Due Diligence Period, Seller shall provide Purchaser with an update to the Lease Exhibit reflecting any new Leases entered into by Sellers after the date hereof. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, (x) Purchaser’s failure to disapprove any request for consent by the Applicable Seller under this Section 7.2.3 within five (5) days following the Applicable Seller’s request therefor shall be deemed to constitute Purchaser’s consent thereto, and (y) except as set forth in Section 5.4.2, Purchaser shall bear all costs and expenses related to any new leases or modifications of existing Leases or service contracts entered into after the date hereof in accordance with the provisions of this Section 7.2.3 (including tenant improvement costs and leasing commissions and other costs and expenses including attorney’s fees, but excluding free rent allocable to any period prior to the Closing Date) and, without limiting the foregoing, the prorations at the Closing shall include an appropriate credit to the Applicable Seller consistent with the foregoing and otherwise in accordance with Section 5.4.2.

(b) Notwithstanding anything to the contrary contained in this Agreement but subject to Purchaser’s rights under Section 4.3.1 above: (i) neither Seller makes any representations or assumes any responsibility with respect to the continued occupancy of the Project Assets or any part thereof by any tenant, (ii) the removal of a tenant whether by summary proceedings or otherwise prior to the Closing Date shall not give rise to any claim on the part of Purchaser and (iii) it shall not be grounds for Purchaser’s refusal to close this transaction that any tenant is a holdover tenant or in default under its Lease on the Closing Date and Purchaser shall accept title subject to such holding over or default without an abatement in or credit against the Purchase Price.

7.2.4 Sellers shall use commercially reasonable efforts to keep in force and effect with respect to the Project Assets the general liability and property insurance policies currently carried by the Applicable Seller or polices providing similar coverage through the Closing Date.

7.2.5 Sellers shall remove the Project Assets from the market for sale, and not solicit, accept, entertain or enter into any negotiations or agreements with respect to the sale or disposition of any or all of the Project Assets, or any interest therein, or sell, contribute or assign any interest in the Project Assets.

7.2.6 Sellers shall not remove any material item of personal property from the Project Assets unless the same is obsolete and is replaced by tangible personal property of equal or greater utility and value.

7.2.7 Any property management contracts for the Project Assets shall be terminated prior to the Closing.

7.2.8 Sellers agree to terminate by written notice to the other party thereto, effective as of the Closing, any of the Contracts that Purchaser, pursuant to written notice to Sellers, requests Sellers to terminate, including those executed pursuant to Section 7.2.3. Sellers shall deliver copies of all notices of termination given by Sellers hereunder to Purchaser. With respect to any Contracts which Purchaser requires to be terminated and provided Purchaser has delivered written notice to Sellers at least thirty (30) days prior to Closing of such request, Sellers shall pay all termination costs, liquidated damages, fees and/or expenses related thereto.

7.3 Representations, Warranties and Covenants of Purchaser. Purchaser hereby represents and warrants to Sellers that this Agreement and all agreements, instruments and documents herein provided to be executed or caused to be executed by Purchaser are, or on the Closing Date will be, duly authorized, executed and delivered by and are binding upon Purchaser. Purchaser is a limited liability company, duly organized and validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to do all things required of it under this Agreement. Purchaser is not a debtor in any state or federal insolvency, bankruptcy or receivership proceeding. The representations and warranties of Purchaser shall survive the Closing.

8. Release.

8.1 RELEASE. EFFECTIVE AS OF THE CLOSING, EXCEPT AS OTHERWISE SET FORTH TN ANY CLOSING DOCUMENT DELIVERED BY SELLERS, PURCHASER SHALL BE DEEMED TO HAVE FOREVER, ABSOLUTELY, UNCONDITIONALLY AND COMPLETELY RELEASED AND DISCHARGED SELLERS AND ALL SELLER RELATED PARTIES AND THE FOLLOWING PRIOR OWNERS OF THE PROJECT ASSETS: PINOLE POINT PROPERTIES, INC., PPBP #1, LLC, PPBP II, LLC AND PPBP III, LLC (COLLECTIVELY, “PRIOR OWNERS”) FROM AND AGAINST ANY AND ALL CLAIMS, WHETHER ACCRUED OR UNACCRUED, KNOWN OR UNKNOWN, EXISTING OR CONTINGENT, AND WHETHER SOUNDING IN TORT, INDEMNITY, CONTRACT, EQUITY OR OTHERWISE, AND SHALL BE DEEMED TO HAVE WAIVED ANY AND ALL SUCH CLAIMS, WHICH PURCHASER OR ANY AGENT, REPRESENTATIVE, AFFILIATE, EMPLOYEE, DIRECTOR, OFFICER, PARTNER, MEMBER, SERVANT, SHAREHOLDER OR OTHER PERSON OR ENTITY ACTING ON PURCHASER’S BEHALF OR OTHERWISE RELATED TO OR AFFILIATED WITH PURCHASER (EACH, A “PURCHASER RELATED PARTY”) HAS OR MAY HAVE ARISING FROM OR RELATED TO ANY MATTER OR THING RELATED TO OR IN CONNECTION WITH THE PROJECT ASSETS INCLUDING THE DOCUMENTS AND INFORMATION REFERRED TO HEREIN, THE LEASES AND THE TENANTS THEREUNDER, ANY CONSTRUCTION DEFECTS, ERRORS OR OMISSIONS IN THE DESIGN OR CONSTRUCTION OF ALL OR ANY PORTION OF THE PROJECT ASSETS, HAZARDOUS MATERIALS AT, BENEATH, ON OR ABOUT THE PROJECT ASSETS, COMPLIANCE OR NON-COMPLIANCE WITH LAWS, AND ANY ENVIRONMENTAL CONDITIONS, AND PURCHASER SHALL NOT LOOK TO SELLERS OR ANY SELLER RELATED PARTIES OR ANY PRIOR OWNERS IN CONNECTION WITH THE FOREGOING FOR ANY REDRESS OR RELIEF. THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION, PROVIDED THAT THIS RELEASE SHALL NOT BE APPLICABLE TO CLAIMS AGAINST SELLERS ARISING OUT OF THE EXPRESS COVENANTS, REPRESENTATIONS, OR WARRANTIES SET FORTH IN THIS AGREEMENT THAT SHALL EXPRESSLY SURVIVE THE CLOSING OR ARISING OUT OF THE COVENANTS, REPRESENTATIONS, WARRANTIES OR INDEMNITIES IN ANY CLOSING DOCUMENT DELIVERED BY SELLERS.

AS PART OF THE PROVISIONS OF THIS SECTION, BUT NOT AS A LIMITATION THEREON, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED, AND EXCEPT AS OTHERWISE SET

FORTH IN THIS AGREEMENT OR IN ANY CLOSING DOCUMENT DELIVERED BY SELLERS, PURCHASER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OR REGULATIONS, INCLUDING WITHOUT LIMITATION SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS FOLLOWS:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

IN THIS CONNECTION AND TO THE FULLEST EXTENT PERMITTED BY LAW, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT PURCHASER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO PURCHASER MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND PURCHASER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT PURCHASER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLERS AND ALL SELLER RELATED PARTIES AND PRIOR OWNERS FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH MIGHT IN ANY WAY BE INCLUDED IN THE WAIVERS AND MATTERS RELEASED AS SET FORTH IN THIS PARAGRAPH, EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT OR IN ANY CLOSING DOCUMENT DELIVERED BY SELLERS THE PROVISIONS OF THIS PARAGRAPH ARE MATERIAL AND INCLUDED AS A MATERIAL PORTION OF THE CONSIDERATION GIVEN TO SELLERS BY PURCHASER IN EXCHANGE FOR THE PERFORMANCE BY SELLERS HEREUNDER.

PURCHASER’S INITIAL:	SELLERS’ INITIAL:

SELLERS’ INITIAL:

8.2 Survival. The provisions of this Section 8 shall survive the Closing or the termination of this Agreement.

9. Remedies For Default and Disposition of the Deposit.

9.1 SELLERS DEFAULT. IF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT SHALL NOT BE CLOSED BY REASON OF A DEFAULT BY

SELLERS UNDER THIS AGREEMENT, THEN PURCHASER SHALL HAVE, AS ITS SOLE AND EXCLUSIVE REMEDIES (ALL OTHER RIGHTS AND/OR REMEDIES FOR SELLERS’ FAILURE TO CLOSE, WHETHER AVAILABLE AT LAW OR IN EQUITY, BEING IRREVOCABLY WAIVED) THE RIGHT TO EITHER (A) TERMINATE THIS AGREEMENT (IN WHICH EVENT THE DEPOSIT SHALL BE RETURNED TO PURCHASER, AND NEITHER PARTY HERETO SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER EXCEPT WITH RESPECT TO THE SURVIVAL OBLIGATIONS), AND SELLERS SHALL REIMBURSE PURCHASER FOR ALL OF ITS THIRD PARTY OUT-OF-POCKET COSTS INCURRED IN NEGOTIATING THIS AGREEMENT, PERFORMING THE INVESTIGATIONS OF THE PROJECT ASSETS AND ANY OTHER REASONABLE TRANSACTION COSTS, SUCH AS ATTORNEYS FEES, IN AN AMOUNT NOT TO EXCEED TWO HUNDRED THOUSAND DOLLARS ($200,000) IN THE AGGREGATE (“OUT OF POCKET REIMBURSEMENT”), PURCHASER HEREBY WAIVING ANY OTHER RIGHT OR CLAIM TO DAMAGES FOR A BREACH BY SELLERS, OR (B) IF SELLERS SHALL WILLFULLY FAIL TO TRANSFER THE PROJECT ASSETS PURSUANT TO AND IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, SPECIFICALLY ENFORCE THE OBLIGATION OF SELLERS TO TRANSFER THE PROJECT ASSETS (IT BEING ACKNOWLEDGED THAT PRIOR TO THE CLOSING, THE REMEDY OF SPECIFIC PERFORMANCE SHALL NOT BE APPLICABLE TO ANY OTHER COVENANT OR AGREEMENT OF SELLERS CONTAINED HEREIN); PROVIDED THAT ANY ACTION BY PURCHASER FOR SPECIFIC PERFORMANCE MUST BE FILED, IF AT ALL, WITHIN NINETY (90) DAYS OF A DEFAULT BY SELLERS, AND THE FAILURE TO FILE WITHIN SUCH PERIOD SHALL CONSTITUTE A WAIVER BY PURCHASER OF SUCH RIGHT AND REMEDY. IF PURCHASER SHALL NOT HAVE FILED AN ACTION FOR SPECIFIC PERFORMANCE WITHIN THE AFOREMENTIONED TIME PERIOD OR SO NOTIFIED SELLERS OF ITS ELECTION TO TERMINATE THIS AGREEMENT, PURCHASER’S SOLE REMEDY SHALL BE TO TERMINATE THIS AGREEMENT IN ACCORDANCE WITH CLAUSE (A) ABOVE, PROVIDED, HOWEVER, IF PURCHASER IS UNABLE TO OBTAIN SPECIFIC PERFORMANCE, PURCHASER SHALL BE ENTITLED TO THE RETURN OF THE DEPOSIT AND THE OUT OF POCKET REIMBURSEMENT. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED TO LIMIT THE RIGHTS OF PURCHASER TO RECEIVE ITS LEGAL COSTS PURSUANT TO SECTION 11.10 OF THIS AGREEMENT.

9.2 PURCHASER DEFAULT. IF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT SHALL NOT BE CLOSED BY REASON OF PURCHASER’S FAILURE TO CONSUMMATE THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT, THEN THIS AGREEMENT SHALL TERMINATE AND THE RETENTION OF THE DEPOSIT SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF SELLERS UNDER THIS AGREEMENT, SUBJECT TO THE SURVIVAL OBLIGATIONS; PROVIDED, HOWEVER, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED TO LIMIT THE RIGHTS OF SELLERS TO DAMAGES UNDER ANY INDEMNITIES GIVEN BY PURCHASER TO SELLERS UNDER THIS AGREEMENT. IN CONNECTION WITH THE FOREGOING, THE PARTIES RECOGNIZE THAT SELLERS WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROJECT ASSETS WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO

ASCERTAIN THE EXTENT OF DETRIMENT TO SELLERS CAUSED BY PURCHASER’S FAILURE TO CONSUMMATE THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLERS SHOULD RECEIVE AS A RESULT OF PURCHASER’S BREACH OR DEFAULT.

IN PLACING THEIR INITIALS AT THE PLACES PROVIDED, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS MADE, THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLERS PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. PURCHASER FURTHER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT EXCEPT FOR PURCHASER’S RIGHT TO SPECIFICALLY ENFORCE THIS AGREEMENT PURSUANT TO SECTION 9.1, PURCHASER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO SEEK DECLARATORY AND/OR INJUNCTIVE RELIEF AND/OR EQUITABLE RELIEF PRIOR TO THE CLOG, OR TO RECORD A NOTICE OF THIS AGREEMENT OR ANY RIGHTS IT MAY HAVE HEREUNDER, OR TO RECORD OR FILE A NOTICE OF PENDENCY OF ANY ACTION OR PROCEEDINGS TO ENFORCE THIS AGREEMENT.

Seller:	Purchaser:

Initial here:	Initial here:

Seller:

Initial here:

9.3 Disposition of Deposit. If the transaction contemplated by this Agreement shall close, then the Deposit shall be applied as a partial payment of the Purchase Price.

10. Intentionally Omitted.

11. Miscellaneous.

11.1 Brokers.

11.1.1 Except as provided in Section 11.1.2 below, Sellers represents and warrants to Purchaser, and Purchaser represents and warrants to Sellers, that no broker or finder has been engaged by it, respectively, in connection with the sale contemplated under this Agreement. If there is a claim for broker’s or finder’s fee or commissions in connection with the sale contemplated by this Agreement, then Sellers shall indemnify, defend and hold harmless Purchaser from the same if it shall be based upon any statement or agreement alleged to have been made by Sellers, and Purchaser shall indemnify, defend and hold harmless Sellers from the same if it shall be based upon any statement or agreement alleged to have been made by Purchaser.

11.1.2 If and only if the sale contemplated hereunder closes, Sellers has agreed to pay a brokerage commission to CB Richard Ellis, a Delaware corporation (“Broker”) pursuant to a separate written agreement between Sellers and Broker. Section 11.1.1 is not intended to apply to leasing commissions incurred in accordance with this Agreement.

11.2 Limitation of Liability.

11.2.1 Notwithstanding anything to the contrary contained in this Agreement or any documents executed in connection herewith, if the Closing of the transaction contemplated hereunder shall have occurred, (i) the aggregate liability of each Applicable Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of such Seller under this Agreement or any document or certificate executed or delivered in connection herewith shall not exceed (i) Seven Hundred Fifty Thousand Dollars ($750,000) with respect to the Fremont Assets and One Million Dollars ($1,000,000) with respect to the Pinole Point Assets (the “Liability Ceiling”) and (ii) in no event shall either Seller have any liability to Purchaser unless and until the aggregate liability of such Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of such Seller under this Agreement or any document or certificate executed or delivered in connection herewith shall exceed Seventy Five Thousand Dollars ($75,000) (the “Liability Floor”). In no event shall amounts required to be paid by Sellers pursuant to Sections 5.4.3, 6 and 11.1.1 or in connection with a Seller’s Estoppel Certificate be subject to the Liability Ceiling. If the aggregate liability of any Applicable Seller to Purchaser shall exceed the Liability Floor, then such Seller shall be liable for the entire amount thereof up to but not exceeding the Liability Ceiling. In no event shall Sellers be liable for any consequential, speculative or punitive damages under this Agreement or the documents to be executed in connection herewith.

11.2.2 Neither Sellers, nor any Seller Related Party, shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Purchaser and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Sellers’ assets for the payment of any claim or for any performance, and Purchaser, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Neither Purchaser, nor any agent, advisor, representative, affiliate, employee, director, partner, member, beneficiary, investor, servant, shareholder, trustee or other person or entity acting on their behalf or otherwise related to or affiliated with Purchaser shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Sellers and its successors and assigns and, without limitation, all other persons and entities, shall look solely to the Project Assets and any other assets of Purchaser assets for the payment of any claim or for any performance, and Seller, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability.

11.2.3 The representations, warranties, covenants and obligations of each Seller under this Agreement and any document executed in connection herewith are several (and not joint and not joint and several) and each Seller is responsible and liable only for its own Project Assets and its own representations, warranties, covenants and obligations set forth herein and any documents executed in connection herewith. Purchaser shall look solely to the Applicable Seller for any amount due, or obligation owed, hereunder or under the documents executed in connection herewith by such Applicable Seller.

11.3 Exhibits; Entire Agreement; Modification. All exhibits attached and referred to in this Agreement are hereby incorporated herein as if fully set forth in (and shall be deemed to be a part of) this Agreement. This Agreement and the Limited Access Agreement dated July 6, 2010 contains the entire agreement between the parties respecting the matters herein set forth and supersedes any and all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.

11.4 Time of the Essence; Business Days. Time is of the essence of this Agreement. However, whenever any action must be taken (including the giving of notice or the delivery of documents) under this Agreement during a certain period of time (or by a particular date) that ends (or occurs) on a non-Business Day, then such period (or date) shall be extended until the next succeeding Business Day. As used herein, the term “Business Day” shall be deemed to mean any day, other than a Saturday or Sunday, on which commercial banks in the State of New York or in the State of California are not required or authorized to be closed for business.

11.5 Interpretation. Section headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to wit, that ambiguities in this Agreement should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto. Whenever the words “including”, “include” or “includes” are used in this Agreement, they shall be interpreted in a non-exclusive manner. Except as otherwise indicated, all Exhibit and Section references in this Agreement shall be deemed to refer to the Exhibits and Sections in this Agreement.

11.6 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

11.7 Successors and Assigns. Purchaser may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Sellers; provided that, in the event of such an assignment or transfer, the transferee shall assume in writing all of the transferor’s obligations hereunder (but Purchaser or any subsequent transferor shall not be released from its obligations hereunder). Notwithstanding and without limiting the foregoing, no consent given by Sellers to any transfer or assignment of Purchaser’s rights or obligations hereunder shall be deemed to constitute a consent to any other transfer or assignment of Purchaser’s rights or obligations hereunder and no transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Notwithstanding the foregoing or anything else in this Agreement to the contrary, Purchaser shall be entitled to assign or transfer its rights or obligations under this Agreement to an affiliate without the prior consent of the Sellers, provided that Purchaser gives Sellers written notice of the assignment at least five (5) days prior to Closing and provided that Purchaser shall not be released from its obligations hereunder. Sellers shall not assign or transfer its rights or obligations hereunder without the prior written consent of Purchaser. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

11.8 Notices. All notices, requests or other communications which may be or are required to be given, served or sent by either party hereto to the other shall be (a) delivered in person or by facsimile transmission, with receipt thereof confirmed by printed facsimile acknowledgment (with a confirmation copy delivered in person or by overnight delivery contemporaneously therewith), (b) by overnight delivery with any reputable overnight courier service, or (c) by deposit in any post office or mail depository regularly maintained by the United States Postal Office and sent by registered or certified mail, postage paid, return receipt requested, and shall be effective upon receipt (whether refused or accepted) and, in each case, addressed as follows:

To Sellers:

c/o J.P. Morgan Investment Management Inc.
1999 Avenue of the Stars
Suite 3200
Los Angeles, CA 90067
Attention: Michael Yoo
Facsimile: (310) 860-7104
Telephone:(310) 860-7126

With a Copy To:

Pinole Point Industrial, LLC;
Fremont Bayside Industrial, LLC c/o J.P. Morgan Investment Management Inc.
P.O. Box 5005
New York, New York 10163-5005

With a Copy To:

Stroock & Stroock & Lavan LLP
2029 Century Park East, 16th Floor
Los Angeles, CA 90067
Attention: Stuart Graiwer, Esq.
Facsimile: (310) 407-6483

Telephone:(310) 556-5983

With a Copy To:

Richmond Pinole Point Industrial, LLC;
Fremont Bayside Industrial, LLC c/o Sares Regis Group
18802 Bardeen Avenue
Irvine, CA 92612
Attention: Mr. William J. Thormahlen
Facsimile: (949) 756-5955
Telephone:(949) 756-5959

With a Copy To:

Allen Matkins Leck Gamble Mallory & Natsis LLP
1900 Main Street, 5th Floor
Irvine, CA 92612
Attention: Richard E. Stinehart, Esq.
Facsimile: (949) 553-8354
Telephone:(949) 553-1313

To Purchaser:

c/o Industrial Income Trust Inc.
518 17th Street, 17th Floor
Denver, Colorado 80202
Attention: Tom McGonagle
Facsimile: (303) 597-1561
Telephone:(303) 226-9891

With a Copy To:

Joshua J. Widoff
General Counsel
Industrial Income Trust Inc.

518 17th Street, 17th Floor
Denver, Colorado 80202

Facsimile: (303) 869-4602
Telephone:(303) 869-4600

With a Copy To:

Brownstein Hyatt Farber Schreck
410 17th Street, 22nd Floor
Denver, Colorado 80202

Attention: Robert Kaufmann
Facsimile: (303) 223-0976
Telephone:(303) 223-1176

To Escrowee:

First American Title Insurance Company
777 South Figueroa, Suite 400
Los Angeles, California 90017
Attention: Barbara Laffer
Facsimile: (213) 405-5899
Telephone:(213) 271-1712

Unless specifically required to be delivered to the Escrow Agent pursuant to the terms of this Agreement, no notice hereunder must be delivered to the Escrow Agent in order to be effective so long as it is delivered to the other party in accordance with the above provisions.

11.9 Third Parties. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement upon any other person other than the parties hereto and their respective permitted successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third parties any right of subrogation or action over or against any party to this Agreement. This Agreement is not intended to and does not create any third party beneficiary rights whatsoever.

11.10 Legal Costs. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction, and that such legal costs shall not be part of the closing costs. In addition, if either Purchaser or Sellers brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency, arbitrator or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys’ fees, expenses and costs of investigation actually incurred. The foregoing includes attorneys’ fees, expenses and costs of investigation (including those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.

11.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. Executed copies hereof may be delivered by facsimile, PDF or email, and, upon receipt, shall be deemed originals and binding upon the parties hereto. Without limiting or otherwise affecting the validity of executed copies hereof that have been delivered by facsimile, PDF or email, the parties will use diligent efforts to deliver originals as promptly as possible after execution.

11.12 Effectiveness. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart hereof has been executed and delivered by each party hereto. Sellers shall have the right to discontinue negotiations and withdraw any draft of this Agreement at any time prior to the full execution and delivery of this Agreement by each party hereto. Except as set forth in Section 9.1, Purchaser assumes the risk of all costs and expenses incurred by Purchaser in any negotiations or due diligence investigations undertaken by Purchaser with respect to the Project Assets.

11.13 No Implied Waivers. No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified in this Agreement for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy. No waiver by either party of any breach hereunder or failure or refusal by the other party to comply with its obligations shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply.

11.14 Discharge of Sellers’ Obligations. Except as otherwise expressly provided in this Agreement or in any closing document delivered by Sellers, including all provisions that expressly survive the Closing, Purchaser’s acceptance of the Deeds shall be deemed a discharge of all of the obligations of Sellers hereunder and all of Sellers’ representations, warranties, covenants and agreements in this Agreement shall merge in the documents and agreements executed at the Closing and shall not survive the Closing, except and to the extent that, pursuant to the express provisions of this Agreement, any of such representations, warranties, covenants or agreements are to survive the Closing.

11.15 No Recordation. Except in connection with any action for specific performance by Purchaser, neither this Agreement nor any memorandum thereof shall be recorded and any attempted recordation hereof shall be void and shall constitute a default hereunder.

11.16 Unenforceability. If all or any portion of any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof, and such provision shall be limited and construed as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein unless doing so would materially and adversely affect a party or the benefits that such party is entitled to receive under this Agreement.

11.17 Waiver of Trial by Jury. TO THE FULLEST EXTENT PERMITTED BY LAW, SELLERS AND PURCHASER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

11.18 Disclosure. All of the terms and conditions of this Agreement (including the identity of Purchaser and the existence of this Agreement) are confidential, and neither party shall disclose such terms and conditions or the existence of this Agreement to anyone other than to legal counsel, lenders and potential lenders and other agents and representatives who need to know such information in connection with the transactions contemplated herein. Subject to the requirements of applicable laws, neither Sellers nor Purchaser shall make any news releases or any public disclosure with respect to the transactions contemplated herein without the prior written consent of the other party, which consent may not be unreasonably withheld; provided, however, that Sellers and Purchaser shall be permitted to make any disclosure required by law, including without limitation any disclosure required by the United States Securities and Exchange Commission.

11.19 Consents and Approvals. Except as otherwise expressly provided herein, any determination, election, approval, consent or waiver provided to be given by a party hereunder must be in a form of written communication in order to be effective and may be given or withheld in the sole and absolute discretion of such party.

11.20 Tax Reduction Proceedings. If any Seller has heretofore filed applications for the reduction of the assessed valuation of a Project Asset and/or instituted certiorari proceedings to review such assessed valuations for any prior tax years, then Sellers shall have sole control of such proceedings, including the right to withdraw, compromise and/or settle the same or cause the same to be brought on for trial and to take, conduct, withdraw and/or settle appeals, and Purchaser hereby consents to such actions as Sellers may take therein. Any refund or the savings or refund for any year or years prior to the tax year in which the Closing herein occurs shall belong solely to Sellers. Any tax savings or refund for the tax year in which the Closing occurs shall be prorated between Sellers and Purchaser after deduction of attorneys’ fees and other expenses related to the proceeding and all sums payable to tenants under the Leases. All sums payable to tenants under the Leases on account of such tax savings or refund attributable to any period prior to Closing shall be promptly paid to such tenants following receipt of such tax savings or refund.

11.21 Press Releases. Any press release or other public disclosure regarding this Agreement or the transaction contemplated hereby shall not be made without the other party’s prior written consent.

11.22 California Required Natural Hazard Disclosure. Sellers have commissioned Escrowee to prepare the natural hazard disclosure statement in the form required by California Civil Code Section 1103. Purchaser acknowledges that this transaction is not subject to that Civil Code Section, but that nevertheless the form promulgated therein serves to satisfy other statutory disclosure requirements of applicable law. Sellers do not represent or warrant either the accuracy or completeness of the information on that Exhibit, and Purchaser shall use same merely as a guideline in its overall investigation of the Project Assets. THESE HAZARDS MAY LIMIT PURCHASER’S ABILITY TO DEVELOP THE PROJECT ASSETS, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ON ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROJECT ASSETS WILL BE AFFECTED BY A NATURAL

DISASTER. PURCHASER MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THOSE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROJECT ASSETS.

11.23 Information and Audit Cooperation. For a period of seventy-five (75) days after the Closing Date, solely in connection with Purchaser’s reporting requirements, upon at least five (5) days written request from Purchaser, Sellers, at Purchaser’s sole cost and expense, shall (i) reasonably cooperate with Purchaser and its auditors to provide reasonable information (other than Confidential Information) relating to the operation of the Project Assets during Sellers’ period of ownership, which information shall be provided without any representations or warranties (except as set forth in the Audit Letter, as hereinafter defined), and (ii) shall provide Purchaser’s designated independent auditors a representation letter regarding the books and records of the Project Assets in substantially the form attached hereto as Schedule 11.23 (the “Audit Letter”). In no event shall Sellers or any Seller Related Party have any liability to Purchaser or any Purchaser Representative in connection with any information provided pursuant to this Section 11.23, except due to Sellers’ gross negligence or intentional willful misconduct. Purchaser shall indemnify Sellers and the Seller Related Parties and hold them harmless from and against any and all claims, demands, and causes of action, and all actual out-of-pocket losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) suffered or incurred by any of them and arising out of or in connection with the use, disclosure or reliance by Purchaser or any Purchaser Representative on any information provided by Sellers pursuant to this Section 11.23, except due to Sellers’ gross negligence or intentional willful misconduct. Notwithstanding anything herein to the contrary, nothing herein is intended to limit Sellers’ obligations with respect to any representations or warranties set forth in this Agreement or in any document delivered by Sellers at Closing, which representations and warranties shall at all times be subject to the terms of this Agreement or any such document delivered by Sellers at Closing, as applicable.

11.24 Survival. The provisions of this Section 11 shall survive the Closing or the termination of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company

By:	Pinole Point Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Pinole Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

					Name:	Robert Wagner
					Title:	President

FREMONT BAYSIDE INDUSTRIAL, LLC a Delaware limited liability company

By:	Fremont Bayside Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Fremont Bayside Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General partner

By:

					Name:	Robert Wagner
					Title:	President

PURCHASER:

lIT ACQUISITIONS LLC, a Delaware limited liability company

By:	IIT Real Estate Holdco LLC, its Sole Member

By:	Industrial Income Operating Partnership, LP, its Sole Member
By: Industrial Income Trust Inc., its General Partner

By:
	Name:	TOM McGONAGLE
	Title:	CFO

EXHIBIT A-1

(Land – Fremont)

Real property in the City of Fremont, County of Alameda, State of California, described as follows:

PARCEL ONE:

PARCEL 1, AS SHOWN AND DESIGNATED ON PARCEL MAP 5475, FILED JUNE 28, 1989, MAP BOOK 184, PAGES 70 AND 71, ALAMEDA COUNTY RECORDS.

EXCEPTING THEREFROM:

ALL OIL, GAS, MINERAL, GEOTHERMAL AND HYDROCARBON SUBSTANCES IN AND UNDER OR THAT MAY BE PRODUCED BELOW A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID PROPERTY WITHOUT ANY RIGHT OF ENTRY UPON THE SURFACE OF SAID LAND FOR THE PURPOSE OF MINING, DRILLING, EXPLORING OR EXTRACTING SUCH OIL, GAS, MINERAL, GEOTHERMAL OR HYDROCARBON SUBSTANCES AND WITHOUT ANY RIGHT TO THE USE OF OR RIGHTS IN OR TO ANY PORTION OF THE SURFACE OF SAID LAND TO A DEPTH OF 500 FEET BELOW THE SURFACE THEREOF, AS RESERVED BY KING AND LYONS, A CALIFORNIA GENERAL PARTNERSHIP, WHO ACQUIRED TITLE AS KING & LYONS, A PARTNERSHIP, BY DEED RECORDED JULY 19, 1989, SERIES NO. 89-194189, ALAMEDA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR STORM DRAIN PURPOSES, APPURTENANT TO THE HEREINABOVE DESCRIBED PARCEL ONE, AS GRANTED BY MERVYNS, A CALIFORNIA CORPORATION RECORDED SEPTEMBER 1, 1988, SERIES NO. 88-223223, ALAMEDA COUNTY RECORDS, DESCRIBED AS FOLLOWS:

A STRIP OF LAND 15 FEET IN WIDTH, THE SOUTHWESTERLY LINE THEREOF BEING PARALLEL WITH AND 10 NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE;

BEGINNING AT THE SOUTHERLY CORNER OF LOT 25 AS SHOWN UPON TRACT MAP NO. 5187, RECORDED IN MAP BOOK 145, PAGES 6 THROUGH 16, INCLUSIVE, THENCE NORTH 51° 49’ 27”; WEST, A DISTANCE OF 388.00 FEET TO THE TRUE POINT OF BEGINNING: THENCE NORTH 51° 49’ 27” WEST, A DISTANCE OF 24.07 FEET;

THENCE ALONG A TANGENT CURVE CONCAVE TO THE NORTHEAST HAVING A RADIUS OF 756.00 FEET THROUGH A CENTRAL ANGLE OF 10° 19’ 12”, AN ARC LENGTH OF 136.17 FEET TO THE TERMINUS OF SAID LINE BEING DESCRIBED.

PARCEL THREE:

AN EASEMENT FOR STORM DRAIN PURPOSES, APPURTENANT TO THE HEREINABOVE DESCRIBED PARCEL ONE, AS GRANTED BY KING & LYONS, A CALIFORNIA GENERAL PARTNERSHIP, RECORDED JULY 19, 1989, SERIES NO. 89-194191, ALAMEDA COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL 3, ALSO BEING ON THE NORTHERLY RIGHT-OF-WAY LINE OF FREMONT BOULEVARD (88’ WIDE) AS SHOWN UPON PARCEL MAP 5475, RECORDED IN BOOK 184 OF MAPS, PAGES 70 AND 71, ALAMEDA COUNTY RECORDS; THENCE LEAVING SAID POINT OF BEGINNING NORTH 38° 02’ 47” EAST, A DISTANCE OF 10.00

EXHIBIT A-1

FEET TO A POINT 10.00 FEET, MEASURED AT RIGHT ANGLES, NORTHERLY OF THE NORTHERLY RIGHT-OF-WAY LINE OF FREMONT BOULEVARD, TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG THE WESTERLY LINE OF SAID PARCEL 3, NORTH 38° 02’ 47”,EAST A DISTANCE OF 20.00 FEET; THENCE LEAVING SAID WESTERLY LINE, SOUTH 51° 49’ 27” EAST, A DISTANCE OF 249.88 FEET; THENCE SOUTH 38° 02’ 47” WEST, A DISTANCE OF 20.00 FEET TO A POINT OF 10.00 FEET, MEASURED AT RIGHT ANGLES, NORTHERLY OF THE NORTHERLY RIGHT-OF-WAY LINE OF FREMONT BOULEVARD; THENCE NORTH 51° 49’ 27” WEST, A DISTANCE OF 249.88 FEET TO THE TRUE POINT OF BEGINNING.

APN: 519-1694-024-03

EXHIBIT A-1

EXHIBIT A-2

(Land – Pinole Point)

Real property in the City of Richmond, County of Contra Costa, State of California, described as follows:

PARCEL ONE:

LOT 3, AS SHOWN ON THE MAP OF SUBDIVISION 8249, FILED MAY 30, 2000 IN BOOK 420 OF MAPS AT PAGES 13 THROUGH 17, INCLUSIVE, CONTRA COSTA COUNTY RECORDS. EXCEPTING THEREFROM:

RIGHTS RESERVED IN THE DEED FROM BETHLEHEM STEEL CORPORATION TO PINOLE POINT STEEL COMPANY, RECORDED FEBRUARY 20, 1979 IN BOOK 9230, PAGE 459, OFFICIAL RECORDS, AS FOLLOWS:

“EXCEPTING AND RESERVING TO THE GRANTOR, ITS SUCCESSORS AND ASSIGNS, ALL OIL ASPHALTUM, PETROLEUM, NATURAL GAS AND OTHER HYDROCARBON IN OR UNDER THE ABOVE-DESCRIBED LANDS AND BEING AT A VERTICAL DEPTH OF FIVE HUNDRED (500) OR MORE FEET BELOW THE PRESENT NATURAL SURFACE OF THE GROUND, BUT WITHOUT RIGHT OF ENTRY ON THE SURFACE OF THE ABOVE-DESCRIBED LANDS OR WITHIN FIVE HUNDRED (500) FEET BELOW SAID SURFACE EXCEPT AS PROVIDED HEREINBELOW.

FURTHER EXCEPTING AND RESERVING TO THE GRANTOR, ITS SUCCESSORS AND ASSIGNS, THE RIGHT, AND THE RIGHT TO PERMIT OTHERS, TO INJECT WITHIN THE ABOVE-DESCRIBED LANDS FOR THE PURPOSE OF STORAGE WITHIN THE ABOVE-DESCRIBED LANDS AND OTHER LANDS, ANY QUANTITY OF NATURAL GAS BY PUMPING OR OTHERWISE, AND TO STORE SUCH NATURAL GAS WITHIN ANY OR ALL FORMATIONS IN OR UNDER THE ABOVE-DESCRIBED LANDS, AND TO WITHDRAW THE SAME FROM THE ABOVE-DESCRIBED LANDS BY PUMPING OR OTHERWISE, PROVIDED, HOWEVER, THAT SUCH INJECTION AND WITHDRAWAL SHALL NOT TAKE PLACE FROM THE PRESENT NATURAL SURFACE OF THE ABOVE-DESCRIBED LANDS OR WITHIN FIVE HUNDRED (500) FEET BELOW SAID SURFACE EXCEPT AS PROVIDED HEREINBELOW”.

APN: 405-590-003

PARCEL TWO:

LOT 1, AS SHOWN ON THE MAP OF SUBDIVISION 8249, FILED MAY 30, 2000 IN BOOK 420 OF MAPS AT PAGES 13 THROUGH 17, INCLUSIVE, CONTRA COSTA COUNTY RECORDS, TOGETHER WITH THE FOLLOWING DESCRIBED PARCEL OF LAND:

ALL THAT PORTION OF LOT 2 OF SUBDIVISION 8249 (240 M 13), MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHERLY CORNER OF SAID LOT 1, THENCE, FROM SAID POINT OF BEGINNING NORTHEASTERLY ALONG THE SOUTHEASTERN LINE OF SAID LOT 1 NORTH 41° 42’ 44” EAST 209.62 FEET; THENCE LEAVING SAID SOUTHEASTERN LINE OF LOT 1 SOUTH 58° 56’ 44” EAST 540.79 FEET TO A POINT ON THE SOUTHEASTERN LINE OF SAID LOT 2; THENCE, ALONG THE SOUTHEASTERN LINE OF SAID LOT 2 SOUTH 42° 38’ 11” WEST 210.27 FEET TO

EXHIBIT A-2

THE MOST SOUTHERLY CORNER OF SAID LOT 2; THENCE, ALONG THE SOUTHWESTERLY LINE OF SAID LOT 2 NORTH 58° 56’ 48” WEST 537.34 FEET TO THE POINT OF BEGINNING. SAID LEGAL DESCRIPTION BEING PURSUANT TO THAT CERTAIN NOTICE OF LOT LINE ADJUSTMENT BY THE CITY OF RICHMOND, DATED SEPTEMBER 22, 2000 AND RECORDED OCTOBER 12, 2000, SERIES NO. 2000-222306, OFFICIAL RECORDS.

EXCEPTING THEREFROM:

RIGHTS RESERVED IN THE DEED FROM BETHLEHEM STEEL CORPORATION TO PINOLE POINT STEEL COMPANY, RECORDED FEBRUARY 20, 1979 IN BOOK 9230, PAGE 459, OFFICIAL RECORDS, AS FOLLOWS:

“EXCEPTING AND RESERVING TO THE GRANTOR, ITS SUCCESSORS AND ASSIGNS, ALL OIL, ASPHALTUM, PETROLEUM, NATURAL GAS AND OTHER HYDROCARBON SUBSTANCES IN OR UNDER THE ABOVE-DESCRIBED LANDS AND BEING AT A VERTICAL DEPTH OF FIVE HUNDRED (500) OR MORE FEET BELOW THE PRESENT NATURAL SURFACE OF THE GROUND, BUT WITHOUT RIGHT OF ENTRY ON THE SURFACE OF THE ABOVE-DESCRIBED LANDS OR WITHIN FIVE HUNDRED (500) FEET BELOW SAID SURFACE EXCEPT AS PROVIDED HEREINBELOW. FURTHER EXCEPTING AND RESERVING TO THE GRANTOR, ITS SUCCESSORS AND ASSIGNS, THE RIGHT, AND THE RIGHT TO PERMIT OTHERS, TO INJECT WITH THE ABOVE-DESCRIBED LANDS FOR THE PURPOSE OF STORAGE WITHIN THE ABOVE-DESCRIBED LANDS AND OTHER LANDS, ANY QUANTITY OF NATURAL GAS BY PUMPING OR OTHERWISE AND TO STORE SUCH NATURAL GAS WITHIN ANY OR ALL FORMATIONS IN OR UNDER THE ABOVE-DESCRIBED LANDS AND TO WITHDRAW THE SAME FROM THE ABOVE-DESCRIBED LANDS BY PUMPING OR OTHERWISE; PROVIDED, HOWEVER, THAT SUCH INJECTION AND WITHDRAWAL SHALL NOT TAKE PLACE FROM THE PRESENT NATURAL SURFACE OF THE ABOVE-DESCRIBED LANDS OR WITHIN FIVE HUNDRED (500) FEET BELOW SAID SURFACE EXCEPT AS PROVIDED HEREINBELOW”.

APN: 405-590-001

PARCEL THREE:

LOT 2, AS SHOWN ON THE MAP OF SUBDIVISION 8249, FILED MAY 30, 2000, IN BOOK 420 OF MAPS PAGES 13 THROUGH 17, INCLUSIVE, CONTRA COSTA COUNTY RECORDS.

EXCEPTING THEREFROM:

1) THAT PORTION CONVEYED, PURSUANT TO THAT CERTAIN NOTICE OF LOT LINE ADJUSTMENT BY THE CITY OF RICHMOND, DATED SEPTEMBER 22, 2000 AND RECORDED OCTOBER 12, 2000, SERIES NO. 2000-222306, OFFICIAL RECORDS, IN THE DEED FROM PINOLE POINT PROPERTIES, INC, A CALIFORNIA CORPORATION, DATED NOVEMBER 21, 2000 AND RECORDED NOVEMBER 22, 2000, SERIES NO. 2000-261550, CONTRA COSTA COUNTY RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST SOUTHERLY CORNER OF SAID LOT 1, THENCE, FROM SAID POINT OF BEGINNING, NORTHEASTERLY ALONG THE SOUTHEASTERN LINE OF SAID LOT 1 NORTH 41° 42’44”EAST 209.62 FEET, THENCE, LEAVING SAID SOUTHEASTERN LINE OF LOT 1 SOUTH 58° 56’ 44” EAST 540.79 FEET TO A POINT ON THE SOUTHEASTERN LINE OF SAID LOT 2, THENCE, ALONG THE SOUTHEASTERN LINE OF SAID LOT 2 SOUTH 42° 38’ 11” WEST 210.27 FEET TO THE MOST SOUTHERLY CORNER OF SAID LOT 2, THENCE, ALONG THE SOUTHWESTERLY LINE OF SAID LOT 2 NORTH 58° 56’ 48” WEST 537.34 FEET TO THE POINT OF BEGINNING.

EXHIBIT A-2

2) RIGHTS RESERVED IN THE DEED FROM BETHLEHEM STEEL CORPORATION TO PINOLE POINT STEEL COMPANY, RECORDED FEBRUARY 20, 1979 IN BOOK 9230, PAGE 459, OFFICIAL RECORDS, AS FOLLOWS:.

“EXCEPTING AND RESERVING TO THE GRANTOR, ITS SUCCESSORS AND ASSIGNS, ALL OIL ASPHALTUM, PETROLEUM, NATURAL GAS AND OTHER HYDROCARBON IN OR UNDER THE ABOVE-DESCRIBED LANDS AND BEING AT A VERTICAL DEPTH OF FIVE HUNDRED (500) OR MORE FEET BELOW THE PRESENT NATURAL SURFACE OF THE GROUND, BUT WITHOUT RIGHT OF ENTRY ON THE SURFACE OF THE ABOVE-DESCRIBED LANDS OR WITHIN FIVE HUNDRED (500) FEET BELOW SAID SURFACE EXCEPT AS PROVIDED HEREINBELOW.

FURTHER EXCEPTING AND RESERVING TO THE GRANTOR, ITS SUCCESSORS AND ASSIGNS, THE RIGHT, AND THE RIGHT TO PERMIT OTHERS, TO INJECT WITHIN THE ABOVE-DESCRIBED LANDS FOR THE PURPOSE OF STORAGE WITHIN THE ABOVE-DESCRIBED LANDS AND OTHER LANDS, ANY QUANTITY OF NATURAL GAS BY PUMPING OR OTHERWISE, AND TO STORE SUCH NATURAL GAS WITHIN ANY OR ALL FORMATIONS IN OR UNDER THE ABOVE-DESCRIBED LANDS, AND TO WITHDRAW THE SAME FROM THE ABOVE-DESCRIBED LANDS BY PUMPING OR OTHERWISE, PROVIDED, HOWEVER, THAT SUCH INJECTION AND WITHDRAWAL SHALL NOT TAKE PLACE FROM THE PRESENT NATURAL SURFACE OF THE ABOVE-DESCRIBED LANDS OR WITHIN FIVE HUNDRED (500) FEET BELOW SAID SURFACE EXCEPT AS PROVIDED HEREINBELOW”.

APN: 405-590-002

EXHIBIT A-2

EXHIBIT B-1

FORM OF ESTOPPEL CERTIFICATE

(Broadline)

The undersigned as Tenant under that certain lease captioned “Multi Tenant Industrial Lease” (the “Lease”) made and entered into as of July 9, 2004 and by and between PPBP III, LLC, as Landlord, and the undersigned, as Tenant, for that certain space containing approximately 32,832 square feet and located on the 1st floor of that certain building known as “Building 3” (the “Premises”) and located at 2100 Atlas Road, Suite E, Richmond, California (the “Property”), hereby certifies as follows:

1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments, supplements and modifications thereto. The Lease is in full force and effect and has not been modified, supplemented or amended in any way, except as provided in Exhibit A. The documents contained in Exhibit A represent the entire agreement between Tenant and Landlord as to the Premises, and there are no other agreements, written or oral, which affect the occupancy of the Premises by the undersigned.

2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises and has accepted possession of all the Premises. All obligations of Landlord required to be performed to date under the Lease have been performed, and, without limitation, any improvements required under the Lease to be constructed by Landlord have been completed to the full satisfaction of Tenant. There are no unpaid tenant improvement allowances owing to Tenant.

3. The Lease Term commenced on                      and expires on                      Except as set forth on Exhibit A, Tenant has no right or option to (a) extend the term of the Lease, (b) expand the space that it currently leases from Landlord or (c) terminate the Lease prior to the expiration date noted in the prior sentence.

4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as set forth on Exhibit A.

5. Tenant has no option, right of first offer, right of first refusal or other purchase right with respect to the Premises or any portion thereof or any interest therein and the only interest of Tenant in the Premises is that of a tenant pursuant to the terms of the Lease.

6. Monthly rent became payable on                      and rent payments commenced on such date. Tenant currently pays monthly rent in the amount of $[        ]and $[        ]for amortized tenant improvements, which amounts have been paid through                     . Tenant also pays a pro rata share of monthly operating costs for taxes, insurance, utilities and other common area maintenance charges. Tenant has been allocated [    ] parking spaces under the Lease.

EXHIBIT B-1

7. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and neither Landlord nor Tenant is in default thereunder. All contributions required by the Lease to be paid by Landlord to date for improvements to the Premises have been paid in full.

8. No rental has been paid more than one (1) month in advance, and no security has been deposited with Landlord, except for a security deposit in the amount of $         and a Letter of credit in the Amount of $        .

9. As of the date hereof there are no existing defenses, offsets, claims or credits that the undersigned has which preclude enforcement of the Lease by Landlord.

10. (a) Tenant is not in default under the Lease, (b) Tenant has no claim, off-set or counterclaim against Landlord (whether for abatement in rent, free rent or otherwise) now or in the future, and (c) to the knowledge of Tenant, Landlord is not in default under the Lease.

11. The address or addresses for notices and other communications to be sent to Tenant is as is set forth in the Lease, or as may otherwise be specifically stated in Exhibit A.

12. Neither Tenant, Guarantor under the Lease, or any managing member, general partner or parent entity of Tenant or Guarantor is the subject of any bankruptcy, insolvency, debtor’s relief, reorganization, receivership or other similar proceedings.

13. The undersigned has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (except as expressly set forth in the Lease).

14. The undersigned has all governmental permits, licenses and consents required for the activities and operations being conducted or to be conducted by it in or around the Building.

15. The undersigned acknowledges the right of ITT Acquisitions LLC, and its successors and assigns (collectively, “Buyer”) and Buyer’s lender and its successors and assigns (collectively, “Lender”) to rely upon the certifications and agreements in this Certificate in acquiring the property and in making a loan to Buyer, as applicable.

16. If Tenant is a corporation, partnership or other entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

(Signature Page Follows)

EXHIBIT B-1

Executed at Richmond, California on the      day of             , 2010.

“Tenant”:

BROADLINE MEDICAL, INC., a California corporation

By:
Its:

EXHIBIT B-1

EXHIBIT B-2

FORM OF ESTOPPEL CERTIFICATE

(International Delicacies)

The undersigned as Tenant under that certain lease captioned “Multi Tenant Industrial Lease” (the “Lease”) made and entered into as of December 15, 2002 and by and between Pinole Point Properties, Inc., as Landlord, and the undersigned, as Tenant, for that certain space containing approximately 43,776 square feet and located on the 1st floor of that certain building known as “Building 3” (the “Premises”) and located at 2100 Atlas Road, Suite F, Richmond, California (the “Property”), hereby certifies as follows:

1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments, supplements and modifications thereto. The Lease is in full force and effect and has not been modified, supplemented or amended in any way, except as provided in Exhibit A. The documents contained in Exhibit A represent the entire agreement between Tenant and Landlord as to the Premises, and there are no other agreements, written or oral, which affect the occupancy of the Premises by the undersigned.

2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises and has accepted possession of all the Premises. All obligations of Landlord required to be performed to date under the Lease have been performed, and, without limitation, any improvements required under the Lease to be constructed by Landlord have been completed to the full satisfaction of Tenant. There are no unpaid tenant improvement allowances owing to Tenant.

3. The Lease Term commenced on                      and expires on                      Except as set forth on Exhibit A, Tenant has no right or option to (a) extend the term of the Lease, (b) expand the space that it currently leases from Landlord or (c) terminate the Lease prior to the expiration date noted in the prior sentence.

4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as set forth on Exhibit A.

5. Tenant has no option, right of first offer, right of first refusal or other purchase right with respect to the Premises or any portion thereof or any interest therein and the only interest of Tenant in the Premises is that of a tenant pursuant to the terms of the Lease.

6. Monthly rent became payable on                      and rent payments commenced on such date. Tenant currently pays monthly rent in the amount of $[        ], which amount has been paid through                     . Tenant also pays a pro rata share of monthly operating costs for taxes, insurance, utilities and other common area maintenance charges. Tenant has been allocated [    ] parking spaces under the Lease.

7. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and neither Landlord nor Tenant is in default thereunder. All contributions required by the Lease to be paid by Landlord to date for improvements to the Premises have been paid in full.

EXHIBIT B-2

8. No rental has been paid more than one (1) month in advance, and no security has been deposited with Landlord, except for a security deposit in the amount of $        .

9. As of the date hereof there are no existing defenses, offsets, claims or credits that the undersigned has which preclude enforcement of the Lease by Landlord.

10. (a) Tenant is not in default under the Lease, (b) Tenant has no claim, off-set or counterclaim against Landlord (whether for abatement in rent, free rent or otherwise) now or in the future, and (c) to the knowledge of Tenant, Landlord is not in default under the Lease.

11. The address or addresses for notices and other communications to be sent to Tenant is as is set forth in the Lease, or as may otherwise be specifically stated in Exhibit A.

12. Neither Tenant, [Guarantor under the Lease], or any managing member, general partner or parent entity of Tenant or [Guarantor] is the subject of any bankruptcy, insolvency, debtor’s relief, reorganization, receivership or other similar proceedings.

13. The undersigned has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (except as expressly set forth in the Lease).

14. The undersigned has all governmental permits, licenses and consents required for the activities and operations being conducted or to be conducted by it in or around the Building.

15. The undersigned acknowledges the right of ITT Acquisitions LLC, and its successors and assigns (collectively, “Buyer”) and Buyer’s lender and its successors and assigns (collectively, “Lender”) to rely upon the certifications and agreements in this Certificate in acquiring the property and in making a loan to Buyer, as applicable.

16. If Tenant is a corporation, partnership or other entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

(Signature Page Follows)

EXHIBIT B-2

Executed at Richmond, California on the      day of             , 2010.

“Tenant”:

INTERNATIONAL DELICACIES, a California corporation

By:
Its:

EXHIBIT B-2

AFFIRMATION OF GUARANTOR

The undersigned as guarantor under that certain guaranty (the “Guaranty”) dated December 12, 2002, from Pinole Point Properties, Inc. to Hossien Banejad, an Individual (“Guarantor”), hereby confirms, on behalf of itself and its successors and assigns, for the benefit of Landlord, Landlord’s prospective mortgagees, Landlord’s prospective purchaser and their respective mortgagees, and their respective successors and assigns, that: (1) the foregoing certificate is true and correct; (2) the Guaranty is in full force and effect and has not been assigned, supplemented, modified, waived or amended and there do not exist any other agreements concerning the Premises, whether oral or written, between the Landlord and the undersigned; and (3) upon acquisition of the Premises by Landlord’s purchaser, the Guaranty will be enforceable by Landlord’s purchaser and it successors and assigns against the undersigned and its successors and assigns in accordance with its terms.

HOSSIEN BANEJAD, an Individual

By:

EXHIBIT B-2

EXHIBIT B-3

FORM OF ESTOPPEL CERTIFICATE

(FBA)

The undersigned as Tenant under that certain lease captioned “Multi Tenant Industrial Lease” (the “Lease”) made and entered into as of May 29, 2003 and by and between PPBP II, LLC, as Landlord, and the undersigned, as Tenant, for that certain space containing approximately 27,000 square feet and located on the 1st floor of that certain building known as “Building 2” (the “Premises”) and located at 2500 Atlas Road, Suite C, Richmond, California (the “Property”), hereby certifies as follows:

1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments, supplements and modifications thereto. The Lease is in full force and effect and has not been modified, supplemented or amended in any way, except as provided in Exhibit A. The documents contained in Exhibit A represent the entire agreement between Tenant and Landlord as to the Premises, and there are no other agreements, written or oral, which affect the occupancy of the Premises by the undersigned.

2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises and has accepted possession of all the Premises. All obligations of Landlord required to be performed to date under the Lease have been performed, and, without limitation, any improvements required under the Lease to be constructed by Landlord have been completed to the full satisfaction of Tenant. There are no unpaid tenant improvement allowances owing to Tenant.

3. The Lease Term commenced                      on and expires on                     . Except as set forth on Exhibit A, Tenant has no right or option to (a) extend the term of the Lease, (b) expand the space that it currently leases from Landlord or (c) terminate the Lease prior to the expiration date noted in the prior sentence.

4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as set forth on Exhibit A.

5. Tenant has no option, right of first offer, right of first refusal or other purchase right with respect to the Premises or any portion thereof or any interest therein and the only interest of Tenant in the Premises is that of a tenant pursuant to the terms of the Lease.

6. Monthly rent became payable on                      and rent payments commenced on such date. Tenant currently pays monthly rent in the amount of $[        ], which amount has been paid through                     . Tenant also pays a pro rata share of monthly operating costs for taxes, insurance, utilities and other common area maintenance charges. Tenant has been allocated [    ] parking spaces under the Lease.

7. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and neither Landlord nor Tenant is in default thereunder. All contributions required by the Lease to be paid by Landlord to date for improvements to the Premises have been paid in full.

EXHIBIT B-3

8. No rental has been paid more than one (1) month in advance, and no security has been deposited with Landlord, except for a security deposit in the amount of $        .

9. As of the date hereof there are no existing defenses, offsets, claims or credits that the undersigned has which preclude enforcement of the Lease by Landlord.

10. (a) Tenant is not in default under the Lease, (b) Tenant has no claim, off-set or counterclaim against Landlord (whether for abatement in rent, free rent or otherwise) now or in the future, and (c) to the knowledge of Tenant, Landlord is not in default under the Lease.

11. The address or addresses for notices and other communications to be sent to Tenant is as is set forth in the Lease, or as may otherwise be specifically stated in Exhibit A.

12. Neither Tenant, [Guarantor under the Lease], or any managing member, general partner or parent entity of Tenant or [Guarantor] is the subject of any bankruptcy, insolvency, debtor’s relief, reorganization, receivership or other similar proceedings.

13. The undersigned has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (except as expressly set forth in the Lease).

14. The undersigned has all governmental permits, licenses and consents required for the activities and operations being conducted or to be conducted by it in or around the Building.

15. The undersigned acknowledges the right of lIT Acquisitions LLC, and its successors and assigns (collectively, “Buyer”) and Buyer’s lender and its successors and assigns (collectively, “Lender”) to rely upon the certifications and agreements in this Certificate in acquiring the property and in making a loan to Buyer, as applicable.

16. If Tenant is a corporation, partnership or other entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

17. That notwithstanding anything herein to the contrary, Tenant hereby expressly reserves any and all claims it may have for overcharges or incorrect billings under the Lease (or other contractual documents) for this location. Tenant has not performed a thorough examination or audit of the billings under this Lease (or other documents) and hereby expressly reserves the right to do so at a later date and to make claim for any overcharges revealed as a result of such examination or audit.

(Signature Page Follows)

EXHIBIT B-3

Executed at                      on the      day of             , 2010.

“Tenant”:

FBA HOLDINGS, INC., c/o SEARS, ROEBUCK AND CO., A NEW YORK CORPORATION, a Delaware corporation

By:
Its:

EXHIBIT B-3

EXBIBIT B-4

FORM OF ESTOPPEL CERTIFICATE

(Alan Ritchey)

The undersigned as Tenant under that certain lease captioned “Build to Suit Industrial Lease” (the “Lease”) made and entered into as of September 1998 and by and between Pinole Point Properties, Inc., as Landlord, and the undersigned, as Tenant, for that certain space containing approximately 200,000 square feet and located on the 1st floor of that certain building known as “Building 1” (the “Premises”) and located at 2900 Atlas Road, Richmond, California (the “Property”), hereby certifies as follows:

1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments, supplements and modifications thereto. The Lease is in full force and effect and has not been modified, supplemented or amended in any way, except as provided in Exhibit A. The documents contained in Exhibit A represent the entire agreement between Tenant and Landlord as to the Premises, and there are no other agreements, written or oral, which affect the occupancy of the Premises by the undersigned.

2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises and has accepted possession of all the Premises. All obligations of Landlord required to be performed to date under the Lease have been performed, and, without limitation, any improvements required under the Lease to be constructed by Landlord have been completed to the full satisfaction of Tenant. There are no unpaid tenant improvement allowances owing to Tenant.

3. The Lease Term commenced on                      and expires on                     . Except as set forth on Exhibit A, Tenant has no right or option to (a) extend the term of the Lease, (b) expand the space that it currently leases from Landlord or (c) terminate the Lease prior to the expiration date noted in the prior sentence.

4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as set forth on Exhibit A.

5. Tenant has no option, right of first offer, right of first refusal or other purchase right with respect to the Premises or any portion thereof or any interest therein and the only interest of Tenant in the Premises is that of a tenant pursuant to the terms of the Lease.

6. Monthly rent became payable on                      and rent payments commenced on such date. Tenant currently pays monthly rent in the amount of $[        ], which amount has been paid through                     . Tenant also pays a pro rata share of monthly operating costs for taxes, insurance, utilities and other common area maintenance charges. Tenant has been allocated [    ] parking spaces under the Lease.

7. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and neither Landlord nor Tenant is in default thereunder. All contributions required by the Lease to be paid by Landlord to date for improvements to the Premises have been paid in full.

EXHIBIT B-4

8. No rental has been paid more than one (1) month in advance, and no security has been deposited with Landlord, except for a security deposit in the amount of $        .

9. As of the date hereof there are no existing defenses, offsets, claims or credits that the undersigned has which preclude enforcement of the Lease by Landlord.

10. (a) Tenant is not in default under the Lease, (b) Tenant has no claim, off-set or counterclaim against Landlord (whether for abatement in rent, free rent or otherwise) now or in the future, and (c) to the knowledge of Tenant, Landlord is not in default under the Lease.

11. The address or addresses for notices and other communications to be sent to Tenant is as is set forth in the Lease, or as may otherwise be specifically stated in Exhibit A.

12. Neither Tenant, Guarantor under the Lease, or any managing member, general partner or parent entity of Tenant or Guarantor is the subject of any bankruptcy, insolvency, debtor’s relief, reorganization, receivership or other similar proceedings.

13. The undersigned has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (except as expressly set forth in the Lease).

14. The undersigned has all governmental permits, licenses and consents required for the activities and operations being conducted or to be conducted by it in or around the Building.

15. The undersigned acknowledges the right of lIT Acquisitions LLC, and its successors and assigns (collectively, “Buyer”) and Buyer’s lender and its successors and assigns (collectively, “Lender”) to rely upon the certifications and agreements in this Certificate in acquiring the property and in making a loan to Buyer, as applicable.

16. If Tenant is a corporation, partnership or other entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

(Signature Page Follows)

EXHIBIT B-4

Executed at Valley View, Texas on the      day of             , 2010.

“Tenant”: ALAN RITCHEY, INC., a Texas corporation

By:
Its:

EXHIBIT B-4

EXHIBIT B-5

ESTOPPEL CERTIFICATE

(Super Micro)

This Agreement (“Agreement”), dated as of             ,         , executed by Super Micro Computer, Inc. (“Tenant”), in favor of lIT ACQUISITIONS LLC, a a Delaware limited liability company (“Purchaser”), is entered into with reference to the following facts:

A. Tenant is presently leasing certain premises (the “Premises”) comprising the real property (the “Property”) described in Exhibit A, attached hereto and incorporated herein by this reference, pursuant to that certain lease (as modified from time to time, the “Lease”) dated as of June 4, 2004, by and between Tenant and Pinole Point Properties, Inc. (“Landlord”).

B. Purchaser is in escrow to acquire fee title to the Property from Richmond Pinole Point Industrial, LLC, the current owner and Landlord of the Property.

In consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenant hereby agrees as follows:

1. Certification by Tenant. Tenant hereby certifies to Purchaser and Landlord as follows:

1.1 The Lease is in full force and effect, and Tenant has not transferred its interests in the Lease or agreed to do so.

1.2 A true and complete copy of the Lease, together with all amendments, supplements and other modifications thereto (oral or written), is attached hereto as Exhibit B.

1.3 No rent or other amount has been prepaid under the Lease, except as follows (if none, state “None”):

1.4 No deposit of any nature has been made in connection with the Lease (other than deposits the nature and amount of which are expressly described in the Lease), except as follows (if none, state “None”):

1.5 Tenant shall pay base rent under the Lease, upon the execution of the Lease, in the amount of $         per month.

1.6 The Lease is the only agreement between Landlord and Tenant with respect to the Premises, and Tenant claims no rights with respect to the Premises or the Property other than those set forth in the Lease, except as follows (if none, state “None”):

1.7 To the best of Tenant’s knowledge, there are no existing defenses or offsets against amounts due or to become due to Landlord under the Lease, and there are no existing uncured defaults by Landlord under the Lease, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute such a default, except as follows (if none, state “None”):

EXHIBIT B-5

1.8 Landlord has offered no free rent period, building allowance or similar concession(s) to induce Tenant to enter into the Lease, except as set forth in the Lease, and Landlord has no other obligations to Tenant in connection with the Lease, matured or not yet matured, except as set forth in the Lease.

1.9 To the best of Tenant’s knowledge, no circumstance presently exists, and no event has occurred, that would prevent the Lease from becoming effective or would entitle Tenant to terminate the Lease.

2. .Further Assurances. Tenant shall execute, acknowledge and deliver to Landlord all documents, and shall take all actions, reasonably required by Landlord from time to time to confirm or effect the matters set forth herein, or otherwise to carry out the purposes of this Agreement.

3. Miscellaneous. This Agreement shall bind, and shall inure to the benefit of, the successors and assigns of the parties. This Agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, Tenant has caused this Agreement to be duly executed as of the date first written above.

TENANT: SUPER MICRO COMPUTER, INC.

By:
Its:

EXHIBIT B-5

EXHIBIT B-6

TENANT’S ESTOPPEL CERTIFICATE

The undersigned (“Tenant”) hereby certifies to                      (“Landlord”) and to lIT Acquisitions LLC, a Delaware limited liability company, and its successors and assigns, and any other any prospective purchaser and such prospective purchaser’s lender as follows, with the understanding that Landlord, and such prospective purchaser and prospective purchaser’s lender, are relying on such certification in connection with the proposed sale of                     . (the “Building”).

(1) Tenant is the tenant under that certain lease (as amended from time to time, the “Lease”) dated                     , between Landlord, as landlord, and Tenant, as tenant, covering square feet of net rentable area in the Building. A true, correct and complete copy of the Lease [including all addenda, riders, amendments, modifications and supplements thereto (collectively, the “Lease Modifications”)] is attached as Exhibit “1” and each document comprising the Lease Modifications is listed below:

a.

b.

c.

(2) The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Premises, and the Lease has not been modified, changed, altered or amended in any respect except as set forth above.

(3) The Lease is in full force and effect and to the best of Tenant’s knowledge and belief, neither Landlord nor the Tenant is in default in any respect under the Lease. Except for the Lease, there are no agreements or other arrangements between Tenant and Landlord in respect of the Leased Premises or the Building.

(4) The Lease commenced on                      and taking into account any previously exercised options and all effective renewal terms, will expire on                      unless sooner terminated as provided in the Lease.

(5) Tenant is in possession of the premises leased to it (the “Leased Premises”) and to the best of Tenant’s knowledge and belief, Landlord has complied fully and completely with all of its covenants, warranties and other undertakings and obligations under the Lease as of this date (including, without limitation, construction of al tenant or Building improvements and payment in full of all construction allowances and any other allowances or inducements due and payable to Tenant), and that Tenant is fully obligated to pay, and is paying, the rent and other charges due thereunder, and is fully obligated to perform, and is performing, all of the other obligations of Tenant under the Lease without right of counterclaim, offset, defense or otherwise. As of the date of this Estoppel Certificate, to the best knowledge of Tenant, there exists no breach or default, nor state of facts which, with notice, the passage of time, or both, would result

EXHIBIT B-6

in a breach or default on the part of either Tenant or Landlord. To the best of Tenant’s knowledge, no claim, controversy, dispute, quarrel or disagreement exists between Tenant and Landlord.

(6) The amount of the annual base rental under the Lease is $         . Tenant has not made any prepayment of rent under the Lease more than one month in advance. All rentals, whether base or additional, and all other sums payable by Tenant under the Lease or any amendment thereto, have been paid through                     . A security deposit in the amount of $         was paid upon commencement of the Lease. The Lease contains the following monthly rent adjustments and other rent step-ups as set forth in Section      of the Lease:                     . Operating costs, common area expenses, taxes and other pass throughs are based upon      base year and (if applicable) and are presently included in Tenant’s monthly rental installments. No rent has been paid more than one (1) month in advance. Tenant has no claim or defense against Landlord under the Lease and is asserting no offsets or credits against either the rent or Landlord. Tenant has no claim against Landlord for any security or other deposits except $         which was paid pursuant to the Lease.

(7) Tenant has no option, right of first offer or right of first refusal to purchase any of the Leased Premises, nor any right or interest with respect to the Leased Premises other than as a tenant under the Lease. Tenant has no right to renew or extend the term(s) of the Lease except                     .

(8) There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

(9) Tenant has not sublet or assigned any portion of the Leased Premises.

(10) Tenant has no preferential right to parking spaces or storage area(s) except                     .

(11) Tenant has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate of rental payments or any other type of rental or other concession except                     .

(12) All insurance required of Tenant by the Lease has been provided by Tenant and all premiums paid.

(13) Any guaranty agreement provided in connection with the Lease remains in full force and effect, no amounts are due from guarantor or have been paid by guarantor under such guaranty and there are no existing credits, defenses, offsets or counterclaims which guarantor has against Landlord or tenant which would adversely affect the enforcement of the guaranty by Landlord. A true and correct copy of such guaranty is attached hereto.

EXHIBIT B-6

(14) This letter shall inure to the benefit of Landlord, its successors and assigns, any purchaser of the Building and their lender (and their successors and assigns), and shall be binding upon Tenant and Tenant’s heirs, legal representatives, successors and assigns. This letter shall not be deemed to alter or modify any of the terms and conditions of the Lease.

[Signatures follow on next page]

EXHIBIT B-6

EXECUTED this      day of                     , 2010.

“TENANT”

By:
Print Name:
Print Title:

EXHIBIT B-6

EXHIBIT C

SELLER’S ESTOPPEL CERTIFICATE

This Seller’s Estoppel Certificate is executed and delivered as of the      day of             , 2010 pursuant to, and is subject to the terms and provisions of that certain Contract of Sale (the “Contract”) dated                      between [                    ], a Delaware limited liability company (“Seller”) and [                    ] (“Purchaser”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Contact.

In connection with the sale of [                    ] (the “Property”) to Purchaser,                      (“Tenant”) has failed to sign and return a Tenant Estoppel Certificate pertaining to the lease (the “Lease”) dated as of                     , by and between Seller, as landlord, and Tenant, as tenant, which Lease encumbers a portion of the Property. Seller, therefore, represents and warrants to Purchaser the following with respect to the Lease:

1.	To Seller’s actual knowledge, attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. To Seller’s actual knowledge, the documents described on Exhibit A attached hereto represent the entire agreement between the parties as to the Project Assets.

2.	To Seller’s actual knowledge, the Lease commenced on .

3.	To Seller’s actual knowledge, the current monthly amount of rent due under the Lease is $ , which rent has been paid in full through the month of , 2010.

4.	To Seller’s actual knowledge, all tenant improvements and other such construction work required to be performed by Landlord pursuant to the Lease has been completed.

5.	To Seller’s actual knowledge, neither Landlord nor Tenant is in monetary default or material non-monetary default under the Lease.

References made hereunder to “Seller’s actual knowledge” shall refer only to the current actual (as opposed to constructive) knowledge of Peter Rooney and Larry Lukanish and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any parent, subsidiary or affiliate of Seller or to any other officer, agent, manager, representative or employee of Seller or to impose upon Peter Rooney and Larry Lukanish any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains.

The undersigned acknowledges that this Seller’s Estoppel Certificate is being delivered to Purchaser, and that said Purchaser will be relying upon the statements contained herein in purchasing the Property from Seller. Notwithstanding the foregoing, this Seller’s Estoppel Certificate shall be of no force or effect and Seller shall be relieved from any liability

EXHIBIT C

hereunder upon the sooner to occur of (a) ninety (90) days following the Closing Date and (b) the date of delivery to Purchaser of a Tenant Estoppel Certificate executed by Tenant for which Seller has delivered this Seller’s Estoppel Certificate.

[Signatures to follow on next page.]

EXHIBIT C

IN WITNESS WHEREOF, Seller has caused this Seller’s Estoppel Certificate to be duly executed as of the      day of             , 2010.

Seller:

[ ]
a Delaware limited liability company

By:	[ ]

By:
Name:
Title:

EXHIBIT C

EXHIBIT D-1

(Form of Deed)

RECORDING REQUESTED BY:

FIRST AMERICAN TITLE INSURANCE COMPANY

WHEN RECORDED MAIL TO:

INDUSTRIAL INCOME TRUST

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

Attn:
Tel.

MAIL TAX STATEMENTS TO:

Attn:

--------------------------------------------SPACE ABOVE THIS LINE FOR RECORDER’S USE--------------------------------------------

APN:
Address:

GRANT DEED

DOCUMENTARY TRANSFER TAX NOT SHOWN PURSUANT TO

SECTION 11932 OF THE REVENUE AND TAXATION CODE, AS AMENDED

THIS GRANT DEED (this “Deed”) is executed as of the      day of             , 2010, from RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company (“Grantor”), to [                    ], a [                    ] (“Grantee”).

W I T N E S S E T H:

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, Grantor does hereby grant, bargain and sell, unto Grantee, all the real property more particularly described on Exhibit A attached hereto, together with all of Grantor’s right, title and interest in all buildings, improvements, fixtures, easements, tenements, hereditaments, and appurtenances of every kind or nature belonging thereto (hereinafter collectively referred to as the “Property”), subject to all exceptions to title thereto, whether of record or not of record.

EXHIBIT D1

WITNESS my hand.

Grantor:

RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company

By:	Pinole Point Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Pinole Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT D1

STATE OF                      )

                                                 )

COUNTY OF                      )

On                     , 2010, before me                     , Notary Public, personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary

(SEAL)

CAPACITY CLAIMED BY SIGNER:

[ ]	Individual(s)	[ ]	Attorney-In-Fact
[ ]	Partner(s)	[ ]	Subscribing Witness
[ ]	Trustee(s)	[ ]	Guardian/Conservator
[ ]	Corporate	[ ]	Other:
	Officer(s)		____________________________________
Title(s)			____________________________________

Name of Instrument:                         GRANT DEED

EXHIBIT D1

STATEMENT OF DOCUMENTARY TRANSFER TAX DUE

AND REQUEST THAT TAX DECLARATION

NOT BE MADE A PART OF THE PERMANENT RECORD

IN THE OFFICE OF THE COUNTY RECORDER

(Pursuant to California Revenue and Taxation Code Section 11932)

To: Registrar – Recorder, County of                     :

In accordance with California Revenue and Taxation Code Section 11932, it is requested that this Statement of Documentary Transfer Tax Due not be recorded with the attached Grant Deed, but instead be affixed to the Grant Deed after the Grant Deed is recorded and before the Grant Deed is returned as directed on the Grant Deed.

The Grant Deed names:

                                 , as Grantor

and

                                 , as Grantee

The property described in the Grant Deed is located in: the City of                     , County of                     , State of California.

The amount of the documentary transfer tax due on the attached Grant Deed is $         to the County of                      and $         [if any] to the City of                     , computed on the full value of the Property.

WITNESS my hand.

Grantor:

RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company

By:	Pinole Point Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Pinole Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P.,

EXHIBIT D1

a California limited partnership, General Partner

By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT D1

EXHIBITS:

Exhibit A – Property Description

EXHIBIT D1

EXHIBIT D-2

(Form of Deed)

RECORDING REQUESTED BY:

FIRST AMERICAN TITLE INSURANCE COMPANY

WHEN RECORDED MAIL TO:

INDUSTRIAL INCOME TRUST

518 Seventeenth Street, 17th Floor

Denver, Colorado 80202

Attn:

Tel.

MAIL TAX STATEMENTS TO:

Attn:

--------------------------------------------SPACE ABOVE THIS LINE FOR RECORDER’S USE--------------------------------------------

APN:

Address:

GRANT DEED

DOCUMENTARY TRANSFER TAX NOT SHOWN PURSUANT TO

SECTION 11932 OF THE REVENUE AND TAXATION CODE, AS AMENDED

THIS GRANT DEED (this “Deed”) is executed as of the      day of             , 2010, from FREMONT BAYSIDE INDUSTRIAL, LLC, a Delaware limited liability company (“Grantor”), to [                    ], a [                    ] (“Grantee”).

W I T N E S S E T H:

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, Grantor does hereby grant, bargain and sell, unto Grantee, all the real property more particularly described on Exhibit A attached hereto, together with all of Grantor’s right, title and interest in all buildings, improvements, fixtures, easements, tenements, hereditaments, and appurtenances of every kind or nature belonging thereto (hereinafter collectively referred to as the “Property”), subject to all exceptions to title thereto, whether of record or not of record.

EXHIBIT D2

WITNESS my hand.

Grantor:

FREMONT BAYSIDE INDUSTRIAL, LLC a Delaware limited liability company

By:	Fremont Bayside Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Fremont Bayside Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT D2

EXHIBITS:

Exhibit A – Property Description

EXHIBIT D2

STATE OF                              )

                                                          )

COUNTY OF                               )

On                  , 2010, before me,                     , Notary Public. personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary

(SEAL)

CAPACITY CLAIMED BY SIGNER:

[ ]	Individual(s)	[ ]	Attorney-In-Fact
[ ]	Partner(s)	[ ]	Subscribing Witness
[ ]	Trustee(s)	[ ]	Guardian/Conservator
[ ]	Corporate	[ ]	Other:
	Officer(s)		_____________________________________
Title(s)			_____________________________________

Name of Instrument:                                 GRANT DEED

EXHIBIT D2

STATEMENT OF DOCUMENTARY TRANSFER TAX DUE

AND REQUEST THAT TAX DECLARATION

NOT BE MADE A PART OF THE PERMANENT RECORD

IN THE OFFICE OF THE COUNTY RECORDER

(Pursuant to California Revenue and Taxation Code Section 11932)

To: Registrar – Recorder, County of                     :

In accordance with California Revenue and Taxation Code Section 11932, it is requested that this Statement of Documentary Transfer Tax Due not be recorded with the attached Grant Deed, but instead be affixed to the Grant Deed after the Grant Deed is recorded and before the Grant Deed is returned as directed on the Grant Deed.

The Grant Deed names:

                                 , as Grantor

and

                                 , as Grantee

The property described in the Grant Deed is located in: the City of                     , County of                     , State of California.

The amount of the documentary transfer tax due on the attached Grant Deed is $         to the County of                      and $          [if any] to the City of                     , computed on the full value of the Property.

WITNESS my hand.

EXHIBIT D2

Grantor:

FREMONT BAYSIDE INDUSTRIAL, LLC a Delaware limited liability company

By:	Fremont Bayside Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Fremont Bayside Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT D2

EXHIBIT A

PROPERTY DESCRIPTION

EXHIBIT D2

EXHIBIT E-1

ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS (this “Assignment”) is executed as of the      day of              , 2010 by and between RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company, having an address do Sares Regis Group, 18802 Bardeen Avenue, Irvine, California 92612 (“Assignor”) and [                    ], a [                    ], having an address c/o [                    ] (“Assignee”).

WHEREAS, Assignee is this day purchasing from Assignor and Assignor is conveying to Assignee the Pinole Point Property (as such term is described in that certain Contract of Sale dated as of                      between Assignor and Assignee (the “Purchase Contract”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Contract.

WHEREAS, the Pinole Point Property is encumbered by those certain tenants (the “Tenants”) occupying space under the leases listed and described on Exhibit A attached hereto (collectively, the “Tenant Leases”).

WHEREAS, in connection with its ownership and management of the Pinole Point Property, Assignor has entered into those certain maintenance, service and supply contracts and equipment leases, in effect on the date hereof, listed and described on Exhibit B attached hereto (collectively, the “Contracts”).

WHEREAS, Assignor desires to transfer and assign to Assignee, and Assignee desires to assume as provided herein, all of Assignor’s right, title and interest in and to the Tenant Leases and the Contracts.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby irrevocably transfers, sets over, conveys and assigns to Assignee all right, title and interest of Assignor in and to the Tenant Leases and the Contracts, including all deposits made thereunder.

2.	Assignee hereby assumes all of Assignor’s obligations and liabilities under the Tenant Leases and the Contracts, first arising from and after the date hereof.

3.	This Assignment and the obligations of the parties hereunder shall survive the closing of the transactions referred to in the Purchase Contract, and shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

EXHIBI E-1

4.	If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the substantially prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys’ fees and costs (including the cost of in-house counsel and appeals), in addition to any other relief awarded by the court.

5.	Nothing in this Assignment alters or amends any covenants, representations, warranties or indemnities set forth in the Purchase Contract, all of which shall be independent of the terms and conditions of this Assignment.

6.	This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective when all parties hereto have executed and delivered at least one counterpart.

7.	This Assignment shall be governed by and construed in accordance with the laws of the State in which the Project Assets are located, and may not be modified or amended except by written agreement signed by both Assignor and Assignee.

8.	The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first written above.

ASSIGNOR:

RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company

By:	Pinole Point Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Pinole Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P.,

EXHIBIT E-1

a California limited partnership, General Partner

By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT E-1

ASSIGNEE:

[ ]

By:
Name:
Title:

EXHIBIT E-1

EXHIBIT A

(List of Tenant Leases)

EXHIBIT E-1

EXHIBIT B

(List of Contracts)

EXHIBIT E-1

EXHIBIT E-2

ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS (this “Assignment”) is executed as of the      day of                     , 2010 by and between FREMONT BAYSIDE INDUSTRIAL, LLC, a Delaware limited liability company, having an address do Sares Regis Group, 18802 Bardeen Avenue, Irvine, California 92612 (“Assignor”) and [                    ], a [                    ], having an address c/o [                    ] (“Assignee”).

WHEREAS, Assignee is this day purchasing from Assignor and Assignor is conveying to Assignee the Fremont Property (as such term is described in that certain Contract of Sale dated as of                      between Assignor and Assignee (the “Purchase Contract”)). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Contract.

WHEREAS, the Fremont Property is encumbered by those certain tenants (the “Tenants”) occupying space under the leases listed and described on Exhibit A attached hereto (collectively, the “Tenant Leases”).

WHEREAS, in connection with its ownership and management of the Fremont Property, Assignor has entered into those certain maintenance, service and supply contracts and equipment leases, in effect on the date hereof, listed and described on Exhibit A attached hereto (collectively, the “Contracts”).

WHEREAS, Assignor desires to transfer and assign to Assignee, and Assignee desires to assume as provided herein, all of Assignor’s right, title and interest in and to the Tenant Leases and the Contracts.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby irrevocably transfers, sets over, conveys and assigns to Assignee all right, title and interest of Assignor in and to the Tenant Leases and the Contracts, including all deposits made thereunder.

2.	Assignee hereby assumes all of Assignor’s obligations and liabilities under the Tenant Leases and the Contracts first arising from and after the date hereof.

3.	This Assignment and the obligations of the parties hereunder shall survive the closing of the transactions referred to in the Purchase Contract, and shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

EXHIBIT E-2

4.	If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the substantially prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys’ fees and costs (including the cost of in-house counsel and appeals), in addition to any other relief awarded by the court.

5.	Nothing in this Assignment alters or amends any covenants, representations, warranties or indemnities set forth in the Purchase Contract, all of which shall be independent of the terms and conditions of this Assignment.

6.	This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective when all parties hereto have executed and delivered at least one counterpart.

7.	This Assignment shall be governed by and construed in accordance with the laws of the State in which the Project Assets are located, and may not be modified or amended except by written agreement signed by both Assignor and Assignee.

8.	The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

EXHIBIT E-2

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first written above.

ASSIGNOR:

FREMONT BAYSIDE INDUSTRIAL, LLC a Delaware limited liability company

By:	Fremont Bayside Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Fremont Bayside Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT E-2

ASSIGNEE:

[ ]

By:
Name:
Title:

EXHIBIT E-2

EXHIBIT A

(List of Tenant Leases)

EXHIBIT E-2

EXHIBIT B

(List of Contracts)

EXHIBIT E-2

EXHIBIT F-1

BILL OF SALE AND GENERAL ASSIGNMENT

THIS BILL OF SALE AND GENERAL ASSIGNMENT (this “Assignment”) is executed as of the      day of                     , 2010 by RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company, having an address c/o Sares Regis Group, 18802 Bardeen Avenue, Irvine, California 92612 (“Assignor”) in favor of [                    ], a [                    ], having an address c/o [                    ] (“Assignee”).

WHEREAS, Assignee is this day purchasing from Assignor and Assignor is conveying to Assignee the Pinole Point Property (as such term is described in that certain Contract of Sale dated as of                      between Assignor and Assignee (the “Agreement”)).

WHEREAS, Assignor desires to assign, transfer, setover and deliver to Assignee all of Assignor’s rights, if any, in and to the Personal Property and the Intangible Property (as such terms are defined in the Agreement) (collectively, the “Assigned Properties”) to the extent assignable.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby absolutely, unconditionally and irrevocably assigns, transfers, sets over and delivers to Assignee, its successors and assigns, all of Assignor’s right, title and interest, if any, in and to the Assigned Properties.

2.	This Assignment is made without warranty, representation, or guaranty by, or recourse against Assignor of any kind whatsoever.

3.	This Assignment and the obligations of the parties hereunder shall survive the closing of the transactions referred to in the Agreement, and shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

4.	This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective when all parties hereto have executed and delivered at least one counterpart.

5.	This Assignment shall be governed by and construed in accordance with the laws of the State in which the Project Assets are located, and may not be modified or amended except by written agreement signed by both Assignor and Assignee.

EXHIBIT F-1

6.	If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the substantially prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys’ fees and costs (including the cost of in-house counsel and appeals), in addition to any other relief awarded by the court.

7.	The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

8.	Nothing in this Assignment alters or amends any covenants, representations, warranties or indemnities set forth in the Agreement, all of which shall be independent of the terms and conditions of this Assignment.

(Signatures Appear on Following Pages)

EXHIBIT F-1

IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed as of the day and year first written above.

RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company

By:	Pinole Point Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Pinole Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT F-1

EXHIBIT F-2

BILL OF SALE AND GENERAL ASSIGNMENT

THIS BILL OF SALE AND GENERAL ASSIGNMENT (this “Assignment”) is executed as of the      day of         , 2010 by FREMONT BAYSIDE INDUSTRIAL, LLC, a Delaware limited liability company, having an address do Sares Regis Group, 18802 Bardeen Avenue, Irvine, California 92612 (“Assignor”) in favor of [                            ], a [                        ], having an address c/o [                            ] (“Assignee”).

WHEREAS, Assignee is this day purchasing from Assignor and Assignor is conveying to Assignee the Fremont Property (as such term is described in that certain Contract of Sale dated as of                      between Assignor and Assignee (the “Agreement”)).

WHEREAS, Assignor desires to assign, transfer, setover and deliver to Assignee all of Assignor’s rights, if any, in and to the Personal Property and the Intangible Property (as such terms are defined in the Agreement) (collectively, the “Assigned Properties”) to the extent assignable.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby absolutely, unconditionally and irrevocably assigns, transfers, sets over and delivers to Assignee, its successors and assigns, all of Assignor’s right, title and interest, if any, in and to the Assigned Properties.

2.	This Assignment is made without warranty, representation, or guaranty by, or recourse against Assignor of any kind whatsoever.

3.	This Assignment and the obligations of the parties hereunder shall survive the closing of the transactions referred to in the Agreement, and shall be binding upon and inure to the benefit of Assignor and Assignee, their respective legal representatives, successors and assigns.

4.	This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective when all parties hereto have executed and delivered at least one counterpart.

5.	This Assignment shall be governed by and construed in accordance with the laws of the State in which the Assigned Properties are located, and may not be modified or amended except by written agreement signed by both Assignor and Assignee.

EXHIBIT F-2

6.	If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the substantially prevailing party in such action or proceeding shall be awarded all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys’ fees and costs (including the cost of in-house counsel and appeals), in addition to any other relief awarded by the court.

7.	The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

8.	Nothing in this Assignment alters or amends any covenants, representations, warranties or indemnities set forth in the Agreement, all of which shall be independent of the terms and conditions of this Assignment.

(Signatures Appear on Following Pages)

EXHIBIT F-2

IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed as of the day and year first written above.

ASSIGNOR:

FREMONT BAYSIDE INDUSTRIAL, LLC a Delaware limited liability company

By:	Fremont Bayside Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Fremont Bayside Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT F-3

EXHIBIT G-1

CERTIFICATION OF NON-FOREIGN STATUS UNDER

TREASURY REGULATIONS SECTION 1.1445-2(b)

(NON-DISREGARDED ENTITY GRANTOR/TRANSFEROR)

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company (“Pinole”) the undersigned hereby certifies the following on behalf of Pinole:

1. Pinole is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. Pinole is not a disregarded entity as defined in § 1. 1445-2(b)(2)(iii);

3. Pinole’s U.S. employer identification number is         ; and

4. Pinole’s office address is                                 .

Pinole understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Pinole.

Dated:

EXHIBIT G-1

RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company

By:	Pinole Point Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Pinole Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT G-1

EXHIBIT G-2

CERTIFICATION OF NON-FOREIGN STATUS UNDER

TREASURY REGULATIONS SECTION 1.1445-2(b)

(NON-DISREGARDED ENTITY GRANTOR/TRANSFEROR)

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by FREMONT BAYSIDE INDUSTRIAL, LLC, a Delaware limited liability company (“Fremont”) the undersigned hereby certifies the following on behalf of Fremont:

1. Fremont is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. Fremont is not a disregarded entity as defined in § 1. 1445-2(b)(2)(iii);

3. Fremont’s U.S. employer identification number is         ; and

4. Fremont’s office address is                     .

Fremont understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Fremont.

Dated:

EXHIBIT G-2

FREMONT BAYSIDE INDUSTRIAL, LLC a Delaware limited liability company

By:	Fremont Bayside Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Fremont Bayside Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT G-2

EXHIBIT H-1

(Form of Tenant Notice)

RICHMOND PINOLE POINT INDUSTRIAL, LLC

c/o Sares Regis Group,

18802 Bardeen Avenue, Irvine, California 92612

             , 2010

By Certified Mail – Return Receipt Requested

Re:	Lease (the “Lease”) dated between RICHMOND PINOLE POINT INDUSTRIAL, LLC (“Landlord”) and encumbering certain real property known as [ ] (the “Property”)

Ladies and Gentlemen:

Please be advised that (1) Landlord has conveyed all of its right, title and interest in and to the Property, including its interest as landlord under the Lease, to                                  (“Purchaser”), and (2) Purchaser has assumed Landlord’s obligations under the Lease.

Accordingly, effective as of the date hereof, you are hereby notified and directed to deliver all future rent and additional rent payments due under the Lease, and any notices, inquiries or requests relating thereto, to Purchaser at:

EXHIBIT H-1

In addition, all security deposits held by Landlord, if any, together with any interest earned thereon, have been transferred to Purchaser.

Very truly yours,

RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company

By:	Pinole Point Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Pinole Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT H-1

EXHIBIT H-2

(Form of Tenant Notice)

FREMONT BAYSIDE INDUSTRIAL, LLC

c/o Sares Regis Group,

18802 Bardeen Avenue, Irvine, California 92612

                 ,2010

By Certified Mail -

Return Receipt Requested

Re:	Lease (the “Lease”) dated between FREMONT BAYSIDE INDUSTRIAL, LLC (“Landlord”) and encumbering certain real property known as [ ] (the “Property”)

Ladies and Gentlemen:

Please be advised that (1) Landlord has conveyed all of its right, title and interest in and to the Property, including its interest as landlord under the Lease, to                                          (“Purchaser”), and (2) Purchaser has assumed Landlord’s obligations under the Lease.

Accordingly, effective as of the date hereof, you are hereby notified and directed to deliver all future rent and additional rent payments due under the Lease, and any notices, inquiries or requests relating thereto, to Purchaser at:

EXHIBIT H-2

In addition, all security deposits held by Landlord, if any, together with any interest earned thereon, have been transferred to Purchaser.

Very truly yours,

FREMONT BAYSIDE INDUSTRIAL, LLC a Delaware limited liability company

By:	Fremont Bayside Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Fremont Bayside Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:

Name:
Title:

EXHIBIT H-2

EXHIBIT I

(Lease Exhibit)

LIST OF LEASES:

Pinole Point Assets

Alan Ritchey, Inc.

Lease between Landlord, Pinole Point Properties, Inc. & Tenant, Alan Ritchey, Inc. dated September     , 1998

First Amendment – Lease between Landlord, Pinole Point Properties, Inc. & Tenant, Alan Ritchey, Inc. dated April 19, 1999

Second Amendment – Lease between Landlord, Richmond Pinole Point Industrial, LLC & Tenant Alan Ritchey, Inc. dated May 21, 2009

Security Deposit – None

FBA Holdings, Inc.

Lease between Landlord, PPBP II, LLC & Tenant, FBA Holdings, Inc. dated May 29, 2003

First Amendment – Lease between Landlord, Richmond Pinole Point Industrial, LLC & Tenant, FBA Holdings, Inc. dated June 30, 2008

Security Deposit – None

International Delicacies, Inc.

Lease between Landlord, Pinole Point Properties, Inc. & Tenant, International Delicacies, Inc. dated December 15, 2002

First Amendment – Lease between Landlord, Richmond Pinole Point Industrial, LLC & Tenant, International Delicacies dated June 30, 2008

Security Deposit – $13,500.00

Broadline Medical Systems, Inc.

Lease between Landlord, PPBP III, LLC & Tenant, Broadline Medical Systems, Inc. dated July 9, 2004

EXHIBIT I

First Amendment – Lease between Landlord, PPBP III, LLC & Tenant, Broadline Medical Systems, Inc. dated July 09,2004

Security Deposit – $12,213.00 cash and $73,278.00 in the form of a letter of credit

Bio Rad Laboratories, Inc.

Lease between Landlord, Richmond Pinole Point Industrial, LLC & Tenant, Bio Rad Laboratories, Inc. dated July 1, 2008

Security Deposit – None

Fremont Assets

Super Micro Computer, Inc.

Lease between Landlord, Pinole Point Properties, Inc. & Tenant, Super Micro Computer, Inc. dated February 22, 2008

First Amendment – Lease between Landlord, Sares-Regis Group & Tenant, Super Micro Computer, Inc. dated May 28, 2008

Security Deposit of $120,760.50 in the form of a Letter of Credit

Pacific Bell Wireless, LLC

Lease between Landlord, Pinole Point Properties, Inc. & Pacific Bell Wireless, LLC dated April 9, 2002

Security Deposit – None

TERMINATION NOTICES:

None received

EXHIBIT I

EXHIBIT J

(Contracts)

Pinole Point Assets

All contracts are terminable upon 30 days or less notice

Fremont Assets

None

EXHIBIT J

EXHIBIT K

(List of Brokerage Agreements)

Pinole Point Assets

Exclusive Leasing Listing Agreement between Sares Regis Management Company and Colliers International dated April 10, 2009

Fremont Assets

None

EXHIBIT K

EXHIBIT L

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”), dated as of the 28th day of July, 2010, is among FIRST AMERICAN TITLE INSURANCE COMPANY, (“Escrowee”), RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company (“Pinole”), and FREMONT BAYSIDE INDUSTRIAL, LLC, a Delaware limited liability company (“Fremont”), each having an address do Sares Regis Group, 18802 Bardeen Avenue, Irvine, California 92612 (individually, a “Seller”, and collectively, the “Sellers”), and ITT ACQUISITIONS LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H

WHEREAS, Sellers and Purchaser entered into that certain Contract of Sale dated as of July     , 2010, for the purchase and sale of the “Project Assets”, as more particularly described therein (hereinafter referred to as the “Contract”);

WHEREAS, the Contract provides for the terms and conditions applicable to the sale and purchase of the Project Assets and the performance obligations and rights of Sellers and Purchaser; and

WHEREAS, Sellers and Purchaser agree, pursuant to the Contract, that Escrowee shall hold, in escrow the Deposit (capitalized terms not otherwise defined herein are defined pursuant to Paragraph 6 hereof) in accordance with the terms and conditions of the Contract and this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. Appointment of Agent.

1.1 Purchaser and Sellers hereby appoint Escrowee to act as their escrow agent on the terms and conditions hereinafter set forth, and Escrowee accepts such appointment.

1.2 Escrowee agrees to hold the Deposit on behalf of the parties to the Contract, and to apply, disburse and deliver the Deposit as provided in the Contract and this Agreement. In the event of any conflict between the terms and conditions of the Contract and the terms or conditions of this Agreement, as to the obligations of Escrowee, the terms and conditions of this Agreement shall govern and control.

2. Disposition of the Deposit.

2.1 Escrowee shall hold the Deposit in insured money market accounts, certificates of deposit, United States Treasury Bills or such other interest-bearing accounts as Purchaser may instruct from time to time. Escrowee shall not commingle the Deposit with any other funds.

EXHIBIT L

2.2 Purchaser may, at any time on or before the expiration of the Due Diligence Period, demand a return of the Deposit and Escrowee immediately shall return the Deposit to Purchaser, without the necessity of providing any notice to Sellers and without waiting 7 Business Days as provided in Section 2.3 below.

2.3 If the Deposit has not been released earlier in accordance with Section 2.2, Escrowee shall pay the Deposit in accordance with the terms of the Contract. If prior to the Closing, either party makes a demand upon Escrowee for delivery of the Deposit, Escrowee shall give notice to the other party of such demand. If a notice of objection to the proposed payment is not received from the other party within seven (7) Business Days after the giving of notice by Escrowee, Escrowee is hereby authorized to deliver the Deposit to the party who made the demand. If Escrowee receives a notice of objection within said period, then Escrowee shall continue to hold the Deposit and thereafter pay it to the party entitled when Escrowee receives (a) notice from the objecting party withdrawing the objection, or (b) a notice signed by both parties directing disposition of the Deposit, or (c) a judgment or order of a court or arbitrator of competent jurisdiction.

2.4 Nothing in this Section 2 shall have any effect whatsoever upon Escrowee’s rights, duties, and obligations under Section 3.

3. Concerning Escrowee.

3.1 Escrowee shall be protected in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document which is given to Escrowee without verifying the truth or accuracy of any such notice, demand, certificate, signature, instrument or other document;

3.2 Escrowee shall not be bound in any way by any other contract or understanding between the Sellers and Purchaser, whether or not Escrowee has knowledge thereof or consents thereto unless such consent is given in writing;

3.3 Escrowee’s sole duties and responsibilities shall be to hold and disburse the Deposit in accordance with this Agreement and the Contract; provided, however, that Escrowee shall have no responsibility for the clearing or collection of the check representing the Deposit;

3.4 Upon the disbursement of the Deposit in accordance with this Agreement, Escrowee shall be relieved and released from any liability under this Agreement;

3.5 Escrowee may resign at any time upon at least ten (10) Business Days prior written notice to the Sellers and Purchaser hereto. If, prior to the effective date of such resignation, the Sellers and Purchaser hereto shall have approved, in writing, a successor escrow agent, then upon the resignation of Escrowee, Escrowee shall deliver the Deposit to such successor escrow agent. From and after such resignation and the delivery of the Deposit to such successor escrow agent, Escrowee shall be fully relieved of all of its duties, responsibilities and obligations under this Agreement, all of which duties, responsibilities and obligations shall be

EXHIBIT L

performed by the appointed successor escrow agent. If for any reason Sellers and Purchaser shall not approve a successor escrow agent within such period, Escrowee may bring any appropriate action or proceeding for leave to deposit the Deposit with a court of competent jurisdiction, pending the approval of a successor escrow agent, and upon such deposit Escrowee shall be fully relieved of all of its duties, responsibilities and obligations under this Agreement;

3.6 Sellers and Purchaser hereby agree to, jointly and severally, indemnify, defend and hold harmless Escrowee from and against any Claims by reason of Escrowee performing its obligations pursuant to, and in accordance with, the terms of this Agreement, but in no event shall Escrowee be indemnified for its negligence, willful misconduct or breach of the terms of this Agreement;

3.7 In the event that a dispute shall arise in connection with this Agreement or the Contract, or as to the rights of Sellers and Purchaser in and to, or the disposition of, the Deposit, Escrowee shall have the right to (w) hold and retain all or any part of the Deposit until such dispute is settled or finally determined by litigation, arbitration or otherwise, or (x) deposit the Deposit in an appropriate court of law, following which Escrowee shall thereby and thereafter be relieved and released from any liability or obligation under this Agreement, or (y) institute an action in interpleader or other similar action permitted by stakeholders in the State of California, or (z) interplead Sellers or Purchaser in any action or proceeding which may be brought to determine the rights of Sellers and Purchaser to all or any part of the Deposit; and

3.8 Escrowee shall not have any liability or obligation for loss of all or any portion of the Deposit by reason of the insolvency or failure of the institution of depository with whom the escrow account is maintained.

4. Termination.

This Agreement shall automatically terminate upon the delivery or disbursement by Escrowee of the Deposit in accordance with the terms of the Contract and terms of this Agreement, as applicable.

5. Notices.

All notices, requests or other communications which may be or are required to be given, served or sent by any party hereto to any other party hereto shall be deemed to have been properly given, if in writing and shall be deemed delivered (a) upon delivery, if delivered in person or by facsimile transmission with receipt thereof confirmed by printed facsimile acknowledgment (with a confirmation copy delivered in person or by overnight delivery), (b) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (c) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the United States Postal Office and sent by registered or certified mail, postage paid, return receipt requested, and in each case, addressed as follows:

To Sellers:

c/o J.P. Morgan Investment Management Inc.
1999 Avenue of the Stars Suite 3200
Los Angeles, CA 90067
Attention:	Michael Yoo
Facsimile:	(310) 860-7047
Telephone:	(310) 860-7104

EXHIBIT L

With a Copy To:
Richmond Pinole Point Industrial, LLC; Fremont Bayside Industrial, LLC c/o J.P. Morgan Investment Management Inc.
P.O. Box 5005
New York, New York 10163-5005

With a Copy To:
Stroock & Stroock & Lavan LLP
2029 Century Park East, 16th Floor
Los Angeles, CA 90067
Attention:	Stuart Graiwer, Esq.
Facsimile:	(310) 407-6483
Telephone:	(310) 556-5983

With a Copy To:

Richmond Pinole Point Industrial, LLC; Fremont Bayside Industrial, LLC c/o Sares Regis Group 18802 Bardeen Avenue Irvine, CA 92612
Attention:	Mr. William J. Thormahlen
Facsimile:	(949) 756-5955
Telephone:	(949) 756-5959

With a Copy To:

Allen Matkins Leck Gamble Mallory & Natsis LLP 1900 Main Street, 5th Floor Irvine, CA 92612
Attention:	Richard E. Stinehart, Esq.
Facsimile:	(949) 553-8354
Telephone:	(949) 553-1313

EXHIBIT L

To Purchaser:

c/o Industrial Income Trust Inc.
518 17th Street, 17th Floor
Denver, Colorado 80202
Attention:	Tom McGonagle
Facsimile:	(303)597-1561
Telephone:	(303)226-9891

With a Copy To:

Joshua J. Widoff General Counsel
Industrial Income Trust Inc.
518 17thStreet,17 th Floor
Denver, Colorado 80202
Facsimile:	(303)869-4602
Telephone:	(303)869-4600

With a Copy To:

Brownstein Hyatt Farber Schreck
410 17th Street,22nd Floor
Denver, Colorado 80202
Attention:	Robert Kaufmann
Facsimile:	(303)223-0976
Telephone:	(3 03)223-1 176

To Escrowee:

First American Title Insurance Company
777 South Figueroa, Suite 400
Los Angeles, California 90017
Attention:	Barbara Laffer
Facsimile:	(213) 405-5899
Telephone:	(213) 271-1712

6. Capitalized Terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Contract.

7. Governing Law/Waiver of Trial by Jury.

EXHIBIT L

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE. TO THE FULLEST EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN CON1SECTION WITH THIS AGREEMENT.

8. Successors.

This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that except as expressly provided herein as to the Escrowee, this Agreement may not be assigned by any party without the prior written consent of the other parties.

9. Entire Agreement.

This Agreement, together with the Contract, contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

10. Amendments.

Except as expressly provided in this Agreement, no amendment, modification, termination, cancellation, rescission or supersession to this Agreement shall be effective unless it shall be in writing and signed by each of the parties hereto.

11. Counterparts and/or Facsimile Signatures.

This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile, any one of which shall constitute an original of this Agreement. When counterparts or facsimile copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same documents and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party. This Agreement shall not be binding unless and until it shall be fully executed and delivered by all parties hereto. In the event that this Agreement is executed and delivered by way of facsimile transmission, each party delivering a facsimile counterpart shall promptly deliver an ink-signed original counterpart of the Agreement to the other party by overnight courier service; provided however, that the failure of a party to deliver an ink-signed original counterpart shall not in any way effect the validity, enforceability or binding effect of a counterpart executed and delivered by facsimile transmission.

12. Severability.

If any provision of the Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

EXHIBIT L

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the date and year first above written.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:
Name:
Title:

RICHMOND PINOLE POINT INDUSTRIAL, LLC, a Delaware limited liability company

By:	Pinole Point Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Pinole Investors, L.P., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:
Name:
Title:

EXHIBIT L

FREMONT BAYSIDE INDUSTRIAL, INC. a Delaware limited liability company

By:	Fremont Bayside Sares, LLC, a Delaware limited liability company, Managing Member

	By:	SRGNC Fremont Bayside Investors, LP., a Delaware limited partnership, Managing Member

		By:	Sares-Regis Group of Northern California, L.P., a California limited partnership, General Partner

			By:	Wagner Kroll Properties, Inc., a California corporation, General Partner

By:
Name:
Title:

lIT ACQUISITIONS EEC, a Delaware limited liability company

By:	ITT Real Estate Holdco LLC, its Sole Member

By:	Industrial Income Operating Partnership, LP, its Sole Member

By: Industrial Income Trust Inc., its General Partner

By: [ ]
Name: [ ]
Title: [ ]

EXHIBIT L

SCHEDULE 4.2

(see attached)

Pinole Point Assets

Reports Provided

Title Report prepared by First American Title Insurance Company Order Number NCS-446634-CC

Amended And Restated Declaration of Covenants, Conditions And Restrictions For The Pinole

Point Business Park – Phases I And II prepared by Allen Matkins (Draft)

Declaration of Covenants, Conditions and Restrictions For The Pinole Point Business Park

prepared by Plageman, Lund & Miller LLP dated June 14, 2000

ALTA / ACSM Land Title Survey prepared by Wilsey Ham dated May 2008

Phase I Environmental Site Assessment prepared by Tetra Tech dated April 14, 2008

Property Condition Assessment prepared by Marx Okubo Job No. 07-9378 dated March 6, 2008

Geotechnical Exploration Pinole Point Business Park prepared by Engeo Inc Project No. 428 5-El dated April 23, 1997

Ground Penetrating Radar Report prepared by Consolidated Engineering Laboratories dated April 16, 2008

Exclusive Leasing Listing Agreement between SARES-REGIS Group and Colliers International dated April 10, 2009

2009/2010 Storm Water Monitoring Report prepared by PES Environmental, Inc. dated July 15, 2010

Provided

Leases, Amendments & Subleases

Tenant Contact List

Detailed Rent Roll (including expiration summary, security deposits, options, etc.)

Historical Operating Statements (24 months)

General and/or Tenant Ledgers (2008 & 2009 & YTD)

Aged Receivables/Delinquency Report

Annual Expense Reconciliation (current and prior year)

Current Budget & Variance Report

Year-end Trial Balance

Capital Expenditure/Major Repair Summary (24 months)

Property Condition Report from previous owner dated May 16, 2001

Physical Conditional Assessment from previous owner dated October 18, 2000

Seismic Risk Assessment from previous owner dated May 16, 2001

Roof Survey from previous owner dated July 14, 2005

Roof Report from previous owner dated April 17, 2002

EXHIBIT 4.2

Buyer was given access to review files

As-Built Drawings

Architectural Drawings

Mechanical, Electrical, Plumbing, Sprinkler/Fire Protection Drawings and Specifications

Certificates of Occupancy and/or Substantial Completion (shell & tenant)

Governmental Permits, Notices, Reports, Citations, Compliance / Non-Compliance & Correspondence

Documents from any Governmental authority pertaining to the property

Annual Inspection Reports (elevator, HVAC, roof, fire pump, sprinkler) for last 24 months

Recent Inspection Reports (fire department, building inspections, zoning, if applicable)

Rent Commencement Letters

Tenant Correspondence

Tenant Financial Statements

Capital Expenditure/Major Repair Summary (24 months)

Service/Maintenance Contracts

Vendor Contact List

Current Year Tax Valuation

Tax Bills (previous two years)

Tenant Insurance Certificates

Fremont Assets

Provided Reports

Title Report prepared by First American Title Insurance Company Order Number NCS-446633-CC

Declaration of Covenants, Conditions, And Restrictions for Bayside Business Park Fremont, California dated January 15, 1986

First Amendment to Declaration of Covenants, Conditions And Restrictions For Bayside Business Park Fremont, California dated April 23, 2004

ALTA / ACSM Land Title Survey prepared by Kier & Wright Civil Engineers & Surveyors dated April 2008

Phase I Environmental Site Assessment prepared by Tetra Tech dated May 30, 2008

Workplan for Baseline Soil and Groundwater Survey For Bayside Business Park prepared by Tetra Tech dated May 14, 2008

Focused Phase II Environmental Subsurface Investigation Summary Letter for Bayside Business Park prepared by Tetra Tech dated May 28, 2008

Property Condition Assessment prepared by Marx Okubo Job No. 08-9035 dated May 30, 2008

Ground Penetrating Radar Report prepared by Consolidated Engineering Laboratories

Recoat Roofing Material Warranty number 05100604 by Resin Technology Company dated August 31, 2005

SCHEDULE 4.2

Provided

Leases, Amendments & Subleases

Tenant Contact List

Detailed Rent Roll (including expiration summary, security deposits, options, etc.)

Historical Operating Statements (24 months)

General and/or Tenant Ledgers (2008 & 2009 & YTD)

Aged Receivables/Delinquency Report

Annual Expense Reconciliation (current and prior year)

Current Budget & Variance Report

Year-end Trial Balance

Capital Expenditure/Major Repair Summary (24 months)

Parking Variance Documents and Correspondence

Building Improvement Summary from previous owner

Roof Reports from previous owner

Moisture Vapor Emission Reports from previous owner

Buyer was given access to review files

As-Built Drawings

Architectural Drawings

Mechanical, Electrical, Plumbing, Sprinkler/Fire Protection Drawings and Specifications

Certificates of Occupancy and/or Substantial Completion (shell & tenant)

Governmental Permits, Notices, Reports, Citations, Compliance / Non-Compliance & Correspondence

Documents from any Governmental authority pertaining to the property

Annual Inspection Reports (elevator, HVAC, roof, fire pump, sprinkler) for last 24 months

Recent Inspection Reports (fire department, building inspections, zoning, if applicable)

Rent Commencement Letters

Tenant Correspondence

Tenant Financial Statements

Capital Expenditure/Major Repair Summary (24 months)

Service/Maintenance Contracts

Vendor Contact List

Current Year Tax Valuation

Tax Bills (previous two years)

Tenant Insurance Certificates

SCHEDULE 4.2

SCHEDULE 11.23

FORM OF AUDIT LETTER

Ehrhardt Keefe Steiner &Hottman PC

7979 E. Tufts Avenue, Suite 400

Denver, Colorado 80237-2843

Re:                                  [INSERT NAME OF PROPERTY – DO SEPARATE LETTER FOR EACH SINCE DIFFERENT INFORMATION HAS BEEN PROVIDED FOR EACH]

Dear Gentlepersons:

We are writing at your request to provide you with certain information you have requested in connection with the audit of the financial books and records of the above-referenced property that you are conducting on behalf of lIT Acquisitions, LLC, the prospective buyer of this property. . Certain statements in this letter are described as being limited to matters that are ‘material.” Items are considered “material” if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be significantly and adversely changed or significantly and negatively influenced by the omission or misstatement.

The following statements are made exclusively to you, the auditor of the financial books and records of the above-referenced property, and may not be relied upon by any other party. The provision of these statements and information to you is in no way intended to, nor shall it be deemed or construed to, limit or absolve, in any way, your company’s professional obligations to independently audit the statements and information that has been provided to you and to reach your own conclusions regarding such statements and information.

In connection with your proposed audit of the financial information we have made available to you in connection with the above-referenced property, at your request, we confirm, to our actual knowledge, which is defined to mean to the knowledge of Andrea LeClaire, without any independent inquiry or investigation, the following:

1.	We have made available to you those financial records and related data concerning the above-referenced property which are responsive to the categories of information you have requested, a list of which is attached hereto as Exhibit “A”.

2.	There are no material transactions that have not been reflected in the accounting records underlying the financial statements listed on Exhibit “A”.

SCHEDULE 11.23

By:
Name:
Title:

SCHEDULE 11.23

EXHIBIT “A”

1.	Detailed trial balance from January 1, 2009 through December 31, 2009 and from January 1, 2010 through June 30, 2010 (Or end of appropriate quarter), covering all (and only) the acquired property(s).

2.	General ledger detail from January 1, 2009 through December 31, 2009 and from January 1, 2009 through June 30, 2010, covering all (and only) the acquired property(s). Further, please provide the general ledger showing July 2010 activity.

3.	Please provide rent rolls for January of 2009 through December of 2009 that capture all tenants who had rental activity during the year.

4.	Please provide a copy of the management agreement for the property manager in place during 2009.

5.	Please provide calculation supporting the annual management fee expense as called for in the property manager agreement.

6.	Please provide copies of real estate tax assessments for 2008 through 2010.

7.	Please provide calculation supporting the tax assessment expense for the year based on assessments for appropriate periods.

8.	Copy of insurance bill showing annual premium for the property.

9.	Copy of any bills for repairs and maintenance expense individually in excess of $5,000.

10.	We will select for further analysis, specific support for disbursements and/or expenses for examining the nature and timing of the expense. When selected, we will inform you of the items selected and we will require documentation (invoices, check copies, journal entries, etc), in support of the expense. (selections to be based off General Ledger detail)

11.	In the case that the tenants of the property are charged for common area maintenance costs, please provide a schedule of the allocation of the costs to the tenants, if you have prepared one and a reconciliation of costs incurred to costs allocated as of December 31, 2009. In addition, provide evidence of the occurrence of the reconciliation entry in the December 31, 2009 trial balances.

12.	Please provide a copy of the leases for the tenants selected (selection to be based off rent rolls).

13.	We will select a sample of months for examining cash receipts. For months selected, please provide copies of all bank statements related to the activity of the property(s) for 2009. If bank statements are not available, please provide evidence of receipt of the tenant rent paid for the same periods (for example, copies of lock box reports). We will select several tenants and determine through review of the bank statements that rental payments in 2009 are consistent with the rental agreement.

14.	Please provide variance explanations for summary trial balance account level differences greater than 10% related to the following periods (a) year ended 12/31/08 vs 12/31/09 (b) annualized 6 months ended 6/30/10 vs year ended 12/31/09 (c) budget for year ended 12/31/09 vs year ended 12/31/09.

SCHEDULE 11.23